                             THE VANTAGEPOINT FUNDS
                                   PROSPECTUS

                                  MAY 1, 2000
                          AS REVISED DECEMBER 1, 2000

The Vantagepoint Funds is a no-load diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company offering nineteen distinct investment portfolios (the "Funds"), each Fund having different investment objectives.

This prospectus gives you information about the Vantagepoint Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           [VANTAGEPOINT FUNDS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY                                      1
  The Actively Managed Funds                 1
  The Index Funds                            7
  The Model Portfolio Funds                 10

FEE TABLES                                  15

INVESTMENT OBJECTIVES AND POLICIES          18

RISKS OF INVESTING IN THE FUNDS             30
  Investment Limitations                    31

MANAGEMENT OF THE FUNDS                     31
  Directors and Officers                    33

SHAREHOLDER INFORMATION                     34
  Share Accounting for All Funds            34
  Valuation of Funds                        34
  Reinvestment of Earnings                  34
  Pricing and Timing of Transactions        34
  Reporting to Investors                    35

PURCHASES, EXCHANGES AND REDEMPTIONS        35
  Purchases                                 35
  Purchases by Employee Benefit Plans       35
  Exchanges and Allocations Among
    Funds                                   36
  Exchanges by Telephone                    36
  More Information About Exchanges and
    Transfers                               36
  VantageLine                               37
  VantageLink                               37
  Purchases by IRA Investors                37
  Distribution Arrangements                 38

TAXATION                                    39

FINANCIAL HIGHLIGHTS                        40

SUMMARY -- INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

A summary of the investment objectives, principal investment strategies (including the types of securities held in each Fund) and principal risks of investing in the Funds is set forth below.

Common Risks--To varying degrees, all of the Funds entail the risk that an investor may lose money. Each of the Funds discussed below except the Money Market, U.S. Treasury Securities, Core Bond Index and Income Preservation Funds invests a significant percentage of its assets in common stocks (or an underlying Fund that invests in common stocks) and are also subject to all of the general market risks of investing in the stock market. Stock markets tend to run in cycles with periods of rising prices and periods of generally falling prices. Market risk is discussed in greater detail on page 30. To the extent that a particular Fund is managed according to a specific style, it is subject to the risk that other investment styles may outperform its style. Each Index Fund is also subject to the risk that it will deviate from the performance of its benchmark, which is known as tracking error.

The Money Market, Income Preservation, U.S. Treasury Securities, Core Bond Index, Asset Allocation and all of the Model Portfolio Funds except the All-Equity Growth Fund invest at least partially in fixed income securities (or in underlying Funds that invest in fixed income securities) and are subject to interest rate risk to varying degrees. Interest rate risk is described on page 30.

Performance--The Vantagepoint Funds have the same investment objectives, and are operated in substantially the same fashion, as certain funds that have been offered through the ICMA Retirement Trust (the "Trust"), an unregistered commingled fund that holds and invests the assets of public sector retirement plans. Substantially all of the portfolio securities of each of the Vantagepoint Funds were transferred from the corresponding fund of the ICMA Retirement Trust. Performance figures set forth in this prospectus for any period prior to these transfers represent performance of the unregistered trust funds.

THE ACTIVELY MANAGED FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND

Investment Objective--To seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00.

Principal Investment Strategy--To invest 100% of its assets in the Short-Term Investments Co. Liquid Assets Portfolio, which invests in high-quality, short-term money market instruments. The Portfolio's adviser is AIM Advisors, Inc.

Principal Risk--An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will be able to maintain a constant net asset value per share of $1.00.

Performance Information--Performance varies from year to year and past performance is not necessarily an indication of future performance. The Money Market Fund commenced operations on March 1, 1999.

INCOME PRESERVATION FUND

Investment Objective--To offer a high level of current income consistent with preserving principal and seeking to maintain a stable net asset value per share.

Principal Investment Strategy--To invest primarily in high-quality short- and intermediate-term fixed income securities. To preserve capital and stabilize the Fund's net asset value the Fund will enter into wrapper agreements issued by financial institutions. These agreements permit book value accounting for the securities and offset daily market value fluctuations. This strategy is expected to produce a higher rate of return than a money market fund.

Principal Risks--The Fund is primarily subject to interest rate risk, (defined under "Risks of Investing in the Funds") as well as the risk that the wrapper agreements that it purchases will fail to limit fluctuations in the Fund's net asset value.

Performance Information--Performance varies from year-to-year and past performance is not necessarily an indication of future performance.

U.S. TREASURY SECURITIES FUND

Investment Objective--To offer current income.

Principal Investment Strategy--Strategies pursued by the Fund's subadviser include:

     - investing at least 65% of the Fund's net assets in U.S. Treasury Securities.
     - investing up to 35% of the Fund's net assets in U.S. government agency mortgage pass-through securities.

Principal Risks--The Fund is primarily subject to interest rate risk (defined under "Risks of Investing in the Funds"). The U.S. Treasury Securities Fund will experience the volatility of an intermediate-term (3-7 years) bond fund. The portion of the Fund's assets invested in mortgage pass-through securities may expose it to pre-payment risk, which is the risk that, in an environment of falling interest rates, mortgages will be paid off early. This requires the Fund to invest the proceeds of such repayments in lower-yielding instruments.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the U.S. Treasury Securities Fund's shares from year to year.

                            [PERFORMANCE BAR CHART]

1993                                                                             10.64%
1994                                                                             -5.38%
1995                                                                             18.06%
1996                                                                              1.69%
1997                                                                              8.70%
1998                                                                              9.70%
1999                                                                             -2.67%

 BEST QUARTER         WORST QUARTER
    6.25%                -3.46%
 (3RD QTR 98)         (1ST QTR 94)

                               Performance Table

                                                      Since
       Shares          1 Year   3 Years   5 Years   Inception*
       ------          ------   -------   -------   ----------
U.S. TREASURY
 SECURITIES FUND       -2.67%    5.09%     6.86%       5.80%**
MERRILL LYNCH 5-7
 YEAR TREASURY INDEX   -2.35%    5.64%     7.57%       6.62%

 * July 1, 1992

** Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning July 1, 1992.

ASSET ALLOCATION FUND

Investment Objective--The Fund's investment objective is to offer long-term capital growth at a lower level of risk than an all equity portfolio.

Principal Investment Strategy--To actively allocate among common stocks, bonds and money market instruments. Under normal circumstances the Fund has invested 45% to 85% of its assets in common stocks, although the stock allocation can range from 0-100%. The remainder of the Fund's assets will be invested in U.S. Treasury obligations and money market instruments. Strategies pursued by the subadvisers focus on:

     - allocating among stocks, bonds and cash based on evaluations of stock market risk
     - allocating among stocks, bonds and cash based on relative expected returns and risk

Principal Risks--The Fund is subject to manager risk--the risk that the allocation strategy of the subadvisers will fail to meet the Fund's objectives.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Asset Allocation Fund's shares from year to year.

1990                                                                              0.07
1991                                                                             25.86
1992                                                                              6.04
1993                                                                             10.19
1994                                                                             -1.71
1995                                                                             29.24
1996                                                                             15.74
1997                                                                             25.32
1998                                                                             22.42
1999                                                                              8.22

 BEST QUARTER         WORST QUARTER
    12.61%               -8.60%
 (4TH QTR 98)         (3RD QTR 90)

                               Performance Table

                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
ASSET ALLOCATION FUND   8.22%   18.41%    19.95%     13.64%*
65/25/10 INDEX**       11.43%   19.93%    21.29%     14.62%
LIPPER FLEXIBLE
 PORTFOLIO FUND INDEX   9.83%   14.81%    16.37%     12.24%

 *Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning December 1, 1974.

**65% S&P 500 Index/25% Lehman Brothers Long Treasury Index/10% 91 day T-bills.

EQUITY INCOME FUND

Investment Objective--To offer long-term capital growth with consistency derived from dividend yield.

Principal Investment Strategy--To invest primarily in dividend-paying common stocks of well-established companies. Strategies pursued by the Fund's subadvisers include:

     - investing in common stocks of companies that pay dividends at a relatively high level.
     - a general focus on large-capitalization companies.
     - investing in companies whose stocks are considered out of favor.

Principal Risks--While investment in the Fund involves risk, the Fund's emphasis on income should result in less volatility than is associated with other types of common stock funds over the long-term. As a result of the Fund's income focus, certain sectors and/or specific industries may be emphasized. As such, the Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than the general stock market.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same invest-ment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Equity Income Fund's shares from year to year. Please note that the Fund was managed by two subadvisers which were replaced by three new subadvisers in July of 1999.

1995                                                                             35.35
1996                                                                             18.29
1997                                                                             33.97
1998                                                                             16.02
1999                                                                             -8.46

 BEST QUARTER         WORST QUARTER
    12.86%               -10.40%
 (2ND QTR 97)         (3RD QTR 99)

                               Performance Table

                                                      Since
                       1 Year   3 Years   5 Years   Inception*
                       ------   -------   -------   ----------
EQUITY INCOME FUND     -8.46%   12.48%    17.90%       16.09%**
S&P/BARRA VALUE INDEX  12.72%   18.88%    22.94%       20.23%
LIPPER EQUITY INCOME
 FUND INDEX             4.19%   13.98%    17.80%       15.83%

 *April 1, 1994

**Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1994.

GROWTH & INCOME FUND
Investment Objective--To offer long-term capital growth and current income.

Principal Investment Strategy--To invest primarily in common stocks that offer the potential for capital appreciation and, secondarily, current income. Strategies pursued by the Fund's subadvisers include:

     - focusing on large-capitalization companies whose stocks offer potential for price appreciation because of undervaluation, earnings growth or both
     - emphasizing stocks that may pay dividends.

Principal Risks--The Fund is subject to all of the general risks of investing in the stock market, notably the risk of price and earnings volatility over the short term.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth & Income Fund's shares from year to year.
Line Graph

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
1999                                                                             26.03%

                            [PERFORMANCE BAR CHART]

 BEST QUARTER         WORST QUARTER
    17.62%               -6.00%
 (4TH QTR 99)         (3RD QTR 99)

                               Performance Table

                           1 Year   Since Inception*
                           ------   ----------------
GROWTH & INCOME FUND       26.03%         46.39%**
S&P 500 INDEX              21.03%         39.18%
LIPPER GROWTH & INCOME
 FUND INDEX                11.87%         27.07%

 * October 1, 1998

** Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1998.

GROWTH FUND
Investment Objective--To offer long-term capital growth.

Principal Investment Strategy--To invest primarily in common stocks that are considered to have above-average potential for growth. Strategies pursued by the Fund's subadvisers include:

     - investing primarily in stocks of medium- to large-capitalization companies
     - selecting stocks of companies with long-term growth characteristics

Principal Risks--The Fund's investment in growth companies exposes it to a greater degree of price and earnings volatility over shorter time periods than the stock market as a whole.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth Fund's shares from year to year.

                            [PERFORMANCE BAR CHART]

                                                                              GROWTH FUND
                                                                              -----------
1990                                                                              3.81%
1991                                                                             52.70%
1992                                                                             -2.49%
1993                                                                             11.62%
1994                                                                             -3.72%
1995                                                                             36.64%
1996                                                                             21.61%
1997                                                                             25.84%
1998                                                                             19.84%
1999                                                                             35.79%

 BEST QUARTER         WORST QUARTER
    27.72%               -15.83%
 (4TH QTR 98)         (3RD QTR 98)

                               Performance Table

                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
GROWTH FUND            35.79%   26.99%    27.75%      18.91%*
WILSHIRE 5000 INDEX    23.56%   26.04%    27.07%      17.59%
LIPPER GROWTH FUND
 INDEX                 27.96%   27.23%    26.27%      17.25%

 *Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1983.

AGGRESSIVE OPPORTUNITIES FUND

Investment Objective--To offer high long-term capital appreciation.

Principal Investment Strategy--To invest primarily in common stocks of small- to medium-capitalization companies that offer the opportunity for higher capital appreciation. Strategies pursued by the Fund's subadvisers include investing in:

     - companies expected to exhibit high earnings growth
     - emerging growth companies
     - special situations.

Principal Risks--The Fund's investment in smaller companies may expose it to greater price volatility because of factors such as less-certain growth prospects and lower market liquidity.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Aggressive Opportunities Fund's shares from year to year.

                            [PERFORMANCE BAR CHART]

                                                                     AGGRESSIVE OPPORTUNITIES FUND
                                                                     -----------------------------
1995                                                                             39.35%
1996                                                                             25.50%
1997                                                                             17.39%
1998                                                                             12.17%
1999                                                                             58.08%

 BEST QUARTER         WORST QUARTER
    39.89%               -20.20%
 (4TH QTR 99)         (3RD QTR 98)

                               Performance Table

                                                      Since
       Shares*         1 Year   3 Years   5 Years   Inception*
       -------         ------   -------   -------   ----------
AGGRESSIVE
 OPPORTUNITIES FUND    58.08%   27.68%    29.49%       29.11%**
WILSHIRE 4500 INDEX    35.03%   22.62%    23.59%       21.76%
LIPPER CAPITAL
 APPRECIATION FUND
 INDEX                 39.19%   26.06%    24.82%       23.17%

 * October 1, 1994

** Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994.

INTERNATIONAL FUND

Investment Objective--To offer long-term capital growth and diversification by country.

Principal Investment Strategy--To invest primarily in the common stocks of companies headquartered outside of the United States. The Fund will invest at least 65% of its assets in foreign equity securities. The Fund may also invest a portion of its assets (35% or less) in bonds and domestic stocks. Strategies pursued by the Fund's subadvisers include investing in:

     - stocks with above-average potential for growth of all capitalization sizes
     - stocks believed to be undervalued.

Principal Risks--The Fund is subject to the special risks of international investing. These include: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and brokers; the risk of foreign currency values changing relative to the U.S. dollar; and the risk that political events or financial problems will weaken a particular country's economy. Also, the Fund may invest in less-developed markets where these risks can be more substantial.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the International Fund's shares from year to year.

                            [PERFORMANCE BAR CHART]

                                                                          INTERNATIONAL FUND
                                                                          ------------------
1995                                                                             10.78
1996                                                                             16.47
1997                                                                              4.48
1998                                                                              4.96
1999                                                                             39.01

 BEST QUARTER         WORST QUARTER
    21.28%               -15.50%
 (4TH QTR 99)         (3RD QTR 98)

                               Performance Table

                                                      Since
                       1 Year   3 Years   5 Years   Inception*
                       ------   -------   -------   ----------
INTERNATIONAL FUND     39.01%   15.09%    14.48%       12.97%**
MSCI EAFE INDEX        27.30%   16.06%    13.15%       12.28%
LIPPER INTERNATIONAL
 FUND INDEX            37.83%   18.53%    15.96%       14.19%

 * October 1, 1994

**Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994.

THE INDEX FUNDS
--------------------------------------------------------------------------------

CORE BOND INDEX FUND

Investment Objective--To offer current income by approximating the performance of the Lehman Brothers Government/Credit Bond Index.

Principal Investment Strategy--To invest in a sampling of bonds that is selected and weighted to result in investment characteristics comparable to those of the Lehman Brothers Government/Credit Bond Index and performance that will correlate with the performance of that index.

Principal Risks--The Fund is subject to interest rate risk and credit risk (defined under "Risks of Investing in the Funds"). The Fund should experience the volatility characteristics of an intermediate-maturity fixed income fund. The average maturity of bonds in the index is expected to range from eight to twelve years and the average credit quality is Aaa.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Core Bond Index Fund's Class I shares from year to year.

                            [PERFORMANCE BAR CHART]

                                                                         CORE BOND INDEX FUND
                                                                         --------------------
1998                                                                              8.43%
1999                                                                             -2.88%

 BEST QUARTER         WORST QUARTER
    4.42%                -1.52%
 (3RD QTR 98)         (2ND QTR 99)

                               Performance Table

      Class I Shares         1 Year   Since Inception*
      --------------         ------   ----------------
CORE BOND INDEX FUND         -2.88%         4.88%**
LEHMAN BROTHERS
 GOVERNMENT/CREDIT BOND
 INDEX                       -2.15%         5.84%

 *June 2, 1997

**Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997.

500 STOCK INDEX FUND

Investment Objective--To offer long-term capital growth by approximating the performance of the Standard and Poor's (S&P) 500 Index.

Principal Investment Strategy--To invest in all of the stocks in the S&P 500 Index, weighted to replicate, as closely as practical, investment characteristics of the index.

Principal Risks--The Fund is expected to have the same volatility as the S&P 500 Index.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the 500 Stock Index Fund's Class I shares from year to year.

                            [PERFORMANCE BAR CHART]

                                                                         500 STOCK INDEX FUND
                                                                         --------------------
1998                                                                             28.12%
1999                                                                             20.52%

 BEST QUARTER         WORST QUARTER
    21.18%               -9.95%
 (4TH QTR 98)         (3RD QTR 98)

                               Performance Table

     Class I Shares        1 Year   Since Inception*
     --------------        ------   ----------------
500 STOCK INDEX FUND       20.52%       25.13%**
S&P 500 INDEX              21.04%         25.51%

 *June 2, 1997

**Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997.

BROAD MARKET INDEX FUND

Investment Objective--To offer long-term capital growth by approximating the performance of the Wilshire 5000 Index.

Principal Investment Strategy--To invest in a sampling of stocks that is selected and weighted to result in investment characteristics comparable to those of the Wilshire 5000 Index and performance that will correlate with the performance of that index.

Principal Risks--The Fund is expected to have the same volatility as the U.S. stock market as a whole. Additionally, the Wilshire 5000 Index includes small- and mid-capitalization companies whose stocks tend to have more price volatility than those of larger companies.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Broad Market Index Fund's Class I shares from year to year.

                            [PERFORMANCE BAR CHART]


                                                                        BROAD MARKET INDEX FUND
                                                                        -----------------------
1990                                                                             -4.71%
1991                                                                             30.15%
1992                                                                              7.58%
1993                                                                              8.49%
1994                                                                              0.47%
1995                                                                             35.09%
1996                                                                             20.75%
1997                                                                             30.82%
1998                                                                             22.65%
1999                                                                             23.43%

 BEST QUARTER         WORST QUARTER
    21.42%               -14.15%
 (4TH QTR 98)         (3RD QTR 90)

                               Performance Table

      Class I Shares        1 Year   3 Years   5 Years   10 Years
      --------------        ------   -------   -------   --------
BROAD MARKET INDEX FUND     23.43%   25.58%    26.43%     16.73%*
WILSHIRE 5000 INDEX         23.56%   26.04%    27.07%     17.59%

 *Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning November 1, 1988.

MID/SMALL COMPANY INDEX FUND

Investment Objective--To offer long-term capital growth by approximating the performance of the Wilshire 4500 Index.

Principal Investment Strategy--To invest in a sampling of securities that is selected and weighted to result in investment characteristics comparable to those of the Wilshire 4500 Index and performance that will correlate with the performance of that index.

Principal Risks--The Wilshire 4500 is composed entirely of small- and mid-capitalization companies, whose stocks tend to have greater price volatility than those of larger companies.

Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Mid/Small Company Index Fund's Class I shares from year to year.

                            [PERFORMANCE BAR CHART]

                                                                     MID/SMALL COMPANY INDEX FUND
                                                                     ----------------------------
1998                                                                              7.28%
1999                                                                             33.08%

 BEST QUARTER         WORST QUARTER
    29.62%               -17.78%
 (4TH QTR 99)         (3RD QTR 98)

                               Performance Table

      Class I Shares         1 Year   Since Inception*
      --------------         ------   ----------------
MID/SMALL COMPANY INDEX
 FUND                        33.08%         22.52%**
WILSHIRE 4500 INDEX          35.03%         24.09%

 * June 2, 1997

** Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning
   June 2, 1997.

OVERSEAS EQUITY INDEX FUND

Investment Objective--To offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Free Index.

Principal Investment Strategy--To invest in a sampling of securities that is selected and weighted to result in investment characteristics comparable to those of the Morgan Stanley Capital International Europe, Australia and Far East
(EAFE) Free Index and performance that will correlate with the performance of that index.

Principal Risks--The Fund is subject to the risks of investing internationally, as previously described for the International Fund.
Performance Information--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Overseas Equity Index Fund's Class I shares from year to year.

                            [PERFORMANCE BAR CHART]

1998                                                                             19.79%
1999                                                                             26.25%

 BEST QUARTER         WORST QUARTER
    20.05%               -14.12%
 (4TH QTR 98)         (3RD QTR 98)

                               Performance Table

      Class I Shares         1 Year   Since Inception*
      --------------         ------   ----------------
OVERSEAS EQUITY INDEX FUND   26.25%        15.25%**
MORGAN STANLEY EAFE FREE
 INDEX                       27.05%        16.30%

 *June 2, 1997

**Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997.

THE MODEL PORTFOLIO FUNDS
--------------------------------------------------------------------------------

As a group, the All-Equity Growth, Long-Term Growth, Traditional Growth, Conservative Growth and Savings Oriented Funds are known as the Model Portfolio Funds. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund is diversified among various asset classes and each reflects a different degree of potential risk and reward. Each Model Portfolio Fund follows the basic strategies described below:

Asset Allocation--The allocation of each Model Portfolio Fund among asset classes has been established by Vantagepoint Investment Advisers LLC ("VIA") in its capacity as investment adviser to the Fund, under the supervision of the Board of Directors.

Modifications to the Underlying Funds--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Model Portfolio Funds that invest in the underlying Funds. VIA may alter the asset allocation or Fund-level allocation of a Model Portfolio Fund at its discretion.

Rebalancing--If one component of a particular Model Portfolio Fund outperforms another component over any given time period, the Model Portfolio Fund will become "out of balance." For example, if the stock component of a Model Portfolio Fund outperforms the bond portion, the allocation of the stock portion will increase beyond the predetermined allocation. A material change in the predetermined allocation could affect both the level of risk and the potential for gain or loss.

VIA monitors the performance and underlying Fund allocation of each Model Portfolio Fund. From time to time, it will be necessary to transfer assets from one underlying Fund to another in order to rebalance the Model Portfolio Fund. It is expected that such rebalancing will occur not less frequently than quarterly.

Performance Information--The bar chart and the performance information following the description of each Fund illustrate the risks and volatility of an investment in that Fund. The past performance of a Fund does not necessarily indicate how the Fund will perform in the future.

The Model Portfolio Funds and their respective investment objectives and performance history are as follows:

SAVINGS ORIENTED FUND

Investment Objective--To offer capital preservation, reasonable current income, and some capital growth with minimal risk.

Principal Investment Strategy--to invest in the following Vantagepoint Funds in the percentages indicated:

INCOME PRESERVATION FUND                  65%
U.S. TREASURY SECURITIES FUND             10%
EQUITY INCOME FUND                        10%
GROWTH & INCOME FUND                      10%
INTERNATIONAL FUND                         5%

75% of the Fund's assets are invested in Fixed Income Funds and 25% of the Fund's assets are invested in Stock Funds.

Performance Information--The bar chart shows changes in the performance of the Savings Oriented Fund from year to year.

The periods prior to December 4, 2000, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows the annual performance of the Model Portfolio Savings Oriented Fund:
[SAVINGS ORIENTED FUND]

                            [PERFORMANCE BAR CHART]

1996                                                                             8.75%
1997                                                                            11.70%
1998                                                                             9.18%
1999                                                                             4.92%

 BEST QUARTER         WORST QUARTER
    4.77%                -0.66%
 (4TH QTR 98)         (3RD QTR 99)

                               Performance Table

                                             Since
                         1 Year   3 Year   Inception*
                         ------   ------   ----------
SAVINGS ORIENTED FUND     4.92%    8.56%    9.18%***
U.S. 30-DAY T-BILL
 INDEX                    4.68%    4.93%    5.12%
LEHMAN BROTHERS
 GOVERNMENT/CREDIT BOND
 INDEX                   -2.15%    5.54%    7.32%
WILSHIRE 5000 INDEX      23.56%   26.04%   27.02%
MSCI EAFE INDEX          27.30%   16.06%   14.29%
CUSTOM BENCHMARK**        8.75%    9.80%   10.11%

  *February 9, 1995

 **65% U.S. 30-Day T-Bill Index/10% Lehman Brothers Government/Credit Bond
   Index/20% Wilshire 5000 Index/5% MSCI EAFE Index

***Shares of the Fund were offered beginning December 4, 2000. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning February 9, 1995.

CONSERVATIVE GROWTH FUND

Investment Objective--To offer reasonable current income and capital preservation, with modest potential for capital growth.

Principal Investment Strategy--To invest in the following Vantagepoint Funds in the percentages indicated:

INCOME PRESERVATION FUND                  50%
CORE BOND INDEX FUND                      10%
EQUITY INCOME FUND                        10%
GROWTH & INCOME FUND                      10%
GROWTH FUND                               10%
AGGRESSIVE OPPORTUNITIES FUND              5%
INTERNATIONAL FUND                         5%

40% of the Fund's assets are invested in Stock Funds and 60% of its assets are invested in Fixed Income Funds.

Performance Information--The bar chart shows changes in the performance of the Conservative Growth Fund from year to year.

The periods prior to December 4, 2000, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows the annual performance of the Model Portfolio Conservative Growth Fund:
[Conservative Growth Fund Preformance Bar Chart]

1997                                                                             14.97%
1998                                                                             11.82%
1999                                                                              8.88%

 BEST QUARTER         WORST QUARTER
    8.61%                -2.30%
 (4TH QTR 98)         (3RD QTR 98)

                               Performance Table

                                            Since
                       1 Year   3 Year    Inception*
                       ------   ------   ------------
CONSERVATIVE GROWTH
 FUND                   8.88%   11.86%    11.68%***
U.S. 30-DAY T-BILL
 INDEX                  4.68%    4.93%     5.00%
LEHMAN BROTHERS
 GOVERNMENT/CREDIT
 BOND INDEX            -2.15%    5.54%     5.87%
WILSHIRE 5000 INDEX    23.56%   26.04%    24.84%
MSCI EAFE INDEX        27.30%   16.06%    13.63%
CUSTOM BENCHMARK**     11.55%   12.96%    12.49%

  *April 1, 1996

 **50% U.S. 30-Day T-Bill Index/10% Lehman Brothers Government/Credit Bond
   Index/35% Wilshire 5000 Index/5% MSCI EAFE Index

***Shares of the Fund were offered beginning December 4, 2000. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996.

TRADITIONAL GROWTH FUND

Investment Objective--To offer moderate capital growth and reasonable current income.

Principal Investment Strategy--To invest in the following Vantagepoint Funds in the percentages indicated:

INCOME PRESERVATION FUND                  30%
CORE BOND INDEX FUND                      10%
EQUITY INCOME FUND                        10%
GROWTH & INCOME FUND                      15%
GROWTH FUND                               15%
AGGRESSIVE OPPORTUNITIES FUND             10%
INTERNATIONAL FUND                        10%

60% of the Funds assets are invested in Stock Funds and 40% of its assets are invested in Fixed Income Funds.

Performance Information--The bar chart shows changes in the performance of the Traditional Growth Fund from year to year.

The periods prior to December 4, 2000, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows the annual performance of the Model Portfolio Traditional Growth Fund:
[TRADITIONAL GROWTH FUND BAR CHART]

1997                                                                             17.76
1998                                                                             14.10
1999                                                                             15.17

 BEST QUARTER         WORST QUARTER
    13.11%               -5.39%
 (4TH QTR 98)         (3RD QTR 98)

                               Performance Table

                                            Since
                       1 Year   3 Year    Inception*
                       ------   ------   ------------
TRADITIONAL GROWTH
 FUND                  15.17%   15.67%    15.20%***
U.S. 30-DAY T-BILL
 INDEX                  4.68%    4.93%     5.00%
LEHMAN BROTHERS
 GOVERNMENT/CREDIT
 BOND INDEX            -2.15%    5.54%     5.87%
WILSHIRE 5000 INDEX    23.56%   26.04%    24.84%
MSCI EAFE INDEX        27.30%   16.06%    13.63%
CUSTOM BENCHMARK**     13.95%   16.86%    16.12%

  *April 1, 1996

 **30% U.S. 30-Day T-Bill Index/10% Lehman Gov/Credit Index/50% Wilshire 5000
   Index/10% MSCI EAFE Index

***Shares of the Fund were offered beginning December 4, 2000. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996.

LONG-TERM GROWTH FUND

Investment Objective--To offer high long-term capital growth and modest current income.

Principal Investment Strategy--To invest in the following Vantagepoint Funds in the percentages indicated:

CORE BOND INDEX FUND                      20%
EQUITY INCOME FUND                        10%
GROWTH & INCOME FUND                      20%
GROWTH FUND                               20%
AGGRESSIVE OPPORTUNITIES FUND             15%
OVERSEAS EQUITY INDEX FUND                 5%
INTERNATIONAL FUND                        10%

80% of the Funds assets are invested in Stock Funds and 20% of its assets are invested in Fixed Income Funds.

Performance Information--The bar chart shows changes in the performance of the Long-Term Growth Fund's shares from year to year.

The periods prior to December 4, 2000, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows the annual performance of the Model Portfolio Long-Term Growth Fund:

[LONG-TERM GROWTH FUND BAR CHART]

1997                                                                             17.28
1998                                                                             14.86
1999                                                                             28.53

 BEST QUARTER         WORST QUARTER
    20.10%               -11.95%
 (4TH QTR 99)         (3RD QTR 98)

                               Performance Table

                                            Since
                       1 Year   3 Year    Inception*
                       ------   ------   ------------
LONG-TERM GROWTH FUND  28.53%   20.08%    19.16%***
LEHMAN BROTHERS
 GOVERNMENT/CREDIT
 BOND INDEX            -2.15%    5.54%     5.87%
WILSHIRE 5000 INDEX    23.56%   26.04%    24.84%
MSCI EAFE INDEX        27.30%   16.06%    13.63%
CUSTOM BENCHMARK**     18.69%   20.54%    19.45%

  *April 1, 1996

 **20% Lehman Brothers Government/Credit Bond Index/65% Wilshire 5000 Index/15%
   MSCI EAFE Index

***Shares of the Fund were offered beginning December 4, 2000. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996.

ALL-EQUITY GROWTH FUND

Investment Objective--To offer high long-term capital growth.

Principal Investment Strategy--To invest in the following Vantagepoint Funds in the percentages indicated:

EQUITY INCOME FUND                        15%
GROWTH & INCOME FUND                      20%
GROWTH FUND                               25%
AGGRESSIVE OPPORTUNITIES FUND             20%
INTERNATIONAL FUND                        20%

Each such Fund is a Stock Fund with an emphasis on growth.

Performance Information--Performance varies from year-to-year and past performance is not necessarily an indication of future performance.

FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

The purpose of the following tables is to assist you in understanding the various costs that you, as a shareholder, will bear directly or indirectly in connection with an investment in one or more of the Vantagepoint Funds.

As you can see in the first table, with the exception of the Income Preservation Fund, you do not pay transaction fees of any kind when you buy, sell, or exchange your shares. Beginning April 1, 2001, a transaction fee of 2% may be applied to the value of amounts withdrawn from the Income Preservation Fund by IRA investors, but only during certain periods. The fee on withdrawals will be applied only during periods beginning when current yields on money market funds, as measured by the yield on the Vantagepoint Money Market Fund, exceed the current yield on the Income Preservation Fund. The fee will be removed at such time as the current yield on the Income Preservation Fund exceeds that of the Vantagepoint Money Market Fund by .25%, or 25 basis points.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE (LOAD) IMPOSED
  ON PURCHASES                       NONE
MAXIMUM DEFERRED SALES CHARGE
  (LOAD)                             NONE
MAXIMUM SALES CHARGE (LOAD) IMPOSED
  ON REINVESTED DIVIDENDS (AND
  OTHER DISTRIBUTIONS)               NONE
REDEMPTION FEE                       NONE
EXCHANGE FEE                         NONE
MAXIMUM ACCOUNT FEE                  NONE

The second table shows the annual operating expenses you may pay if you buy and hold shares of a Fund. These expenses, calculated as a percentage of average net assets, are deducted from Fund assets, and their effect is factored into any quoted share price or investment return.

                         ANNUAL FUND OPERATING EXPENSES
                          (Deducted From Fund Assets)

                                      Advisory   Subadviser    Other      Total
               Funds                    Fee       Expense     Expenses   Expenses
               -----                  --------   ----------   --------   --------
AGGRESSIVE OPPORTUNITIES               0.10%       0.72%        0.42%     1.24%
INTERNATIONAL                          0.10%       0.51%        0.51%     1.12%
GROWTH                                 0.10%       0.38%        0.39%     0.87%
GROWTH & INCOME                        0.10%       0.36%        0.43%     0.89%
EQUITY INCOME                          0.10%       0.34%        0.41%     0.85%
ASSET ALLOCATION                       0.10%       0.28%        0.41%     0.79%
U.S. TREASURY SECURITIES               0.10%       0.14%        0.43%     0.67%
INCOME PRESERVATION                    0.10%       0.19%        0.55%     0.84%
MONEY MARKET                           0.10%*      0.09%        0.42%     0.61%

Overseas Equity Index++
CLASS I                                0.20%         N/A        0.47%     0.67%
CLASS II **                            0.20%         N/A        0.27%     0.47%

Mid/Small Co. Index++
CLASS I                                0.15%         N/A        0.37%     0.52%
CLASS II **                            0.15%         N/A        0.17%     0.32%

Broad Market Index++
CLASS I                                0.13%         N/A        0.33%     0.46%
CLASS II **                            0.13%         N/A        0.13%     0.26%

500 Stock Index++
CLASS I                                0.10%         N/A        0.34%     0.44%
CLASS II **                            0.10%         N/A        0.14%     0.24%

Core Bond Index++
CLASS I                                0.13%         N/A        0.34%     0.47%
CLASS II **                            0.13%         N/A        0.14%     0.27%

Model Portfolios Funds***
ALL-EQUITY GROWTH                      0.10%         N/A        1.05%     1.15%
LONG-TERM GROWTH                       0.10%         N/A        0.89%     0.99%
TRADITIONAL GROWTH                     0.10%         N/A        0.91%     1.01%
CONSERVATIVE GROWTH                    0.10%         N/A        0.88%     0.98%
SAVINGS ORIENTED                       0.10%         N/A        0.89%     0.99%

  ++ Includes fees and other expenses incurred at the Master Portfolio level as a result of the Index Funds being "feeder" funds investing in Master Portfolios.
  * For the Money Market Fund, management has agreed, for a period of two years from the effective date of registration, to waive any fees that would result in total Fund expenses in excess of an annual amount of 0.55%.
 ** Amounts shown are equivalent to the total expenses that will be paid by Class II shareholders. Please see page 35 for the eligibility criteria for Class II shares.
*** Shareholders in the Model Portfolios Funds bear indirectly the expenses of the underlying Vantagepoint Funds in which they invest. The expense figure in the column labeled "Other Expenses" includes an estimate of this indirect expense, based upon each underlying Fund's current expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Vantagepoint Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              Funds                 1 yr   3 yrs   5 yrs   10 yrs
              -----                 ----   -----   -----   ------
AGGRESSIVE OPPORTUNITIES            $127   $396    $685    $1,507
INTERNATIONAL                       $115   $358    $620    $1,369
GROWTH                              $ 89   $279    $484    $1,076
GROWTH & INCOME                     $ 91   $285    $495    $1,100
EQUITY INCOME                       $ 87   $272    $473    $1,052
ASSET ALLOCATION                    $ 81   $253    $440    $  981
U.S. TREASURY SECURITIES            $ 69   $215    $374    $  837
INCOME PRESERVATION FUND            $ 86   $269
MONEY MARKET                        $ 63   $196    $341    $  764

Overseas Equity Index
CLASS I                             $ 69   $215    $374    $  837
CLASS II **                         $ 48   $151    $264    $  593

Mid/Small Co. Index
CLASS I                             $ 53   $167    $291    $  654
CLASS II **                         $ 33   $103    $180    $  406

Broad Market Index
CLASS I                             $ 47   $148    $258    $  580
CLASS II **                         $ 27   $ 84    $146    $  331

500 Stock Index
CLASS I                             $ 45   $142    $247    $  555
CLASS II **                         $ 25   $ 77    $135    $  306

Core Bond Index
CLASS I                             $ 48   $151    $264    $  593
CLASS II **                         $ 28   $ 87    $152    $  344

Model Portfolios
ALL-EQUITY GROWTH                   $118   $367
LONG-TERM GROWTH                    $101   $317
TRADITIONAL GROWTH                  $104   $323
CONSERVATIVE GROWTH                 $101   $317
SAVINGS ORIENTED                    $101   $317

** Amounts shown are equivalent to the total expenses that will be paid by Class
   II shareholders. Please see page 35 for the eligibility criteria for Class II shares.

If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. For more information, please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

INVESTMENT POLICIES,
INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS
--------------------------------------------------------------------------------

The Funds' investment adviser, Vantagepoint Investment Advisers, LLC ("VIA"), manages the investment process by evaluating, selecting, and monitoring the subadviser(s) of each Fund. VIA also selects the Master Portfolios in which each Index Fund invests and the underlying Vantagepoint Funds in which the Model Portfolios Funds invest.

For certain funds, VIA employs a multi-management strategy in which it manages the fund using more than one subadviser. A multi-management strategy seeks to improve consistency of return over time by eliminating reliance on the results of a single subadviser. Therefore, where advantageous, VIA allocates Fund assets among multiple subadvisers practicing distinct and complementary investment strategies.

To construct a multi-managed Fund, VIA begins by identifying investment strategies that are compatible with a Fund's objective. Next, VIA identifies individual subadvisers who have demonstrated expertise in the consistent execution of a specific investment strategy, and who complement the strategies of other potential subadvisers. Selected subadvisers are then integrated within a single Fund in weights that are expected to optimize return relative to risk. Because each subadviser selects securities that reflect its specific investment strategy, a multi-managed Fund may be more diversified than an individual subadviser's portfolio.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------------------------

The Funds have adopted certain investment policies and limitations. Those designated as "fundamental" in this prospectus or in the Statement of Additional Information cannot be changed without shareholder approval. Others may be changed at the discretion of the Board of Directors.

The descriptions that follow are designed to help you choose the Funds that best fit your investment objectives and tolerance for risk.

MONEY MARKET FUND

General Description and Goals--The Money Market Fund seeks to obtain current income, consistent with preservation of capital by investing in specified money market instruments. The Fund will meet the diversification and quality provisions of Rule 2a-7 under the Investment Company Act of 1940.

Investment Risks--The Fund seeks to maintain a constant net asset value per share of $1.00. However there is no guarantee that it will be able to do so.

Investment Strategy--The Money Market Fund invests substantially all of its assets in a registered money market mutual fund, the Short-Term Investment Co. Liquid Assets Portfolio, whose investment adviser is AIM Advisers, Inc. The underlying portfolio of the AIM Liquid Assets Fund consists of certificates of deposit of major U.S. banks, prime commercial paper, high quality short-term corporate obligations, and short-term U.S. government and agency securities. The Fund has an average maturity of less than 90 days.

INCOME PRESERVATION FUND

General Description and Goals--The Income Preservation Fund seeks a high level of current income while preserving principal and seeking to maintain a stable net asset value per share.

Investment Strategy--The Income Preservation Fund invests primarily in high-quality short-and intermediate-term fixed income securities. Such securities may include money market instruments that a rating agency has rated in one of its top two short-term ratings categories; U.S. govern-ment and agency securities; mortgage-backed securities; asset-backed securities; and corporate securities. Average duration of the Fund will normally range from
1.5 years to 4.0 years.

The Fund will seek to maintain a stable net asset value ("NAV") by purchasing wrapper agreements from financial institutions such as insurance companies and banks ("wrap providers") that a rating agency has rated in one of its top two ratings categories. These agreements are designed to fix the Fund's NAV at $100.00 like a money market fund. The agreements offset daily market value fluctuations by permitting book value accounting for the fixed income securities. It is expected that the Fund will produce a higher rate of return than a money market fund. However, there is no guarantee of a higher rate of return, nor is there a guarantee that the wrapper agreements will in fact stabilize the NAV.

Investment Risks--The Fund is subject to the general risks associated with price fluctuations of fixed income securities, as well as to the risk that the wrapper agreements it purchases will fail to achieve the goal of limiting fluctuations in the Fund's NAV. Wrap providers do not assume the credit risk associated with fixed income securities. Therefore, if the issuer of a security defaults on payment of principal or interest or has its credit rating downgraded, the Fund may have to sell such security quickly and at a price that may not reflect its book value, and the wrapper agreements will not shield the Fund from any resultant loss. Additionally, the wrapper agreements are not liquid investments.

The Fund is also exposed to the risk that a wrap provider may have its credit rating lowered, which would require the Fund to seek other suitable wrapper arrangements, which may not be readily available, or that a wrap provider may default on its obligations altogether.

Criteria for selecting wrap providers include factors such as asset quality, both present and potential; capital adequacy; product mix; profitability; and competence of senior management. Also taken into consideration are ratings as to "claims paying ability" available through the major independent rating services (Moody's and Standard & Poor's).

Investment Subadvisers--The Fund is managed by multiple subadvisers:

Payden & Rygel Investment Counsel (Los Angeles, California) serves as a cash and short-term bond manager, pursuing a value added cash management approach. Brian Matthews, CFA and Managing Principal, serves as lead portfolio manager. Mr. Matthews began his investment career in 1983 and joined Payden & Rygel in 1986.

Pacific Investment Management Co., LLC ("PIMCO") (Newport Beach, California) serves as a bond manager focusing on intermediate and core fixed income securities. PIMCO seeks value-added through traditional sector and security selection across a wide range of security types. William Gross, CFA, and John Hague, CFA, both principals with the Firm, serve as portfolio managers. Mr. Gross began his investment career in 1969 and was a Founder of PIMCO in 1971. Mr. Hague began his investment career in 1980 and joined PIMCO in 1987.

Wellington Management Company ("Wellington") (Boston, Massachusetts) serves as a bond manager focusing on intermediate and core fixed income securities. Wellington seeks value-added through traditional sector and security selection across core-type securities. Valerie Diamond, CFA serves as portfolio manager. Ms. Diamond began her investment career in 1982 and joined Wellington in 1992.

U.S. TREASURY SECURITIES FUND

General Description and Goals--The U.S. Treasury Securities Fund seeks current income obtainable from active management of intermediate-term U.S. Treasury securities and certain U.S. government and agency securities. Capital growth is a secondary objective.

Investment Strategy--The U.S. Treasury Securities Fund invests primarily (at least 65% of assets) in U.S. Treasury securities. In addition, the Fund may invest up to 35% of the net assets in U.S. Government agency pass-through mortgage-backed securities. The Fund's subadvisor maintains portfolio duration neutral to that of the benchmark. The Fund may also invest in U.S. Treasury note and bond futures contracts to adjust duration exposure in response to anticipated interest rate movements.

The combination of fixed-income securities and futures maintains fixed-income exposure comparable to that of a fully invested intermediate term portfolio.

Investment Risks--The Fund should experience the volatility characteristics of an intermediate-duration bond fund.

Investment Subadviser--Seix Investment Advisors, Inc. ("Seix"), Woodcliff, New Jersey, seeks to offer more return than is available in a passively managed intermediate-term U.S. Treasury index by identifying undervalued U.S. Treasury securities, and by allocating assets to, and selecting securities in, the mortgage-backed sector. Christina Seix serves as the Fund's portfolio manager. She began her investment career in 1973 and founded the firm in 1991.

ASSET ALLOCATION FUND

General Description and Goals--The Asset Allocation Fund seeks long-term growth at a lower level of risk than an all-equity portfolio by actively allocating among common stocks, U.S. Treasury securities, and money market instruments in proportions determined by the subadvisers based on expected returns and risk for each asset class.

Investment Strategy--The Asset Allocation Fund incorporates complementary tactical asset allocation strategies that are based on systematic assessment of quantifiable criteria such as long-term expected asset class returns, valuation measures, economic and monetary indicators, and financial market conditions.

The Fund's stock allocation is passively managed in a portfolio designed to approximate the performance of the S&P 500 Index. The Treasury allocation is passively managed to approximate the investment characteristics and performance of the Lehman Brothers Long Treasury Index. The cash allocation is invested in money market instruments and actively managed. Stock and Treasury exposure may be obtained or modified by using futures contracts.

Allocation among asset classes typically changes gradually over time. Under normal circumstances, the Fund has invested 45% to 85% of its assets in common stocks, although the stock allocation can range from 0-100%.

Investment Risks--The Fund is subject to the general risks associated with stock market investing, as well as to interest rate risk.

Investment Subadvisers--The Fund is managed by multiple subadvisers:

Avatar Investors Associates Corp. ("Avatar"), New York, New York, actively allocates between stocks and money market instruments. Allocation changes are determined based on quantitative models that evaluate stock market risk. Edward
S. Babbitt serves as portfolio manager. Mr. Babbitt began his investment career in 1970 and joined Avatar as a portfolio manager in 1980.

Mellon Capital Management Corp. ("Mellon"), San Francisco, California, actively allocates among stocks, long-term U.S. Treasury securities, and money market instruments. Allocation changes are determined based on relative expected returns of the asset classes. Mellon employs a team approach to managing the portfolio.

Wilshire Asset Management ("Wilshire"), Santa Monica, California, uses an index approach to manage the stock allocations of Avatar and Mellon. Wilshire seeks to approximate the portfolio characteristics and performance of the S&P 500 Index.

Payden & Rygel Investment Counsel ("Payden & Rygel"), Los Angeles, California, manages the money market instrument allocations of Avatar and Mellon, as well as cash underlying futures positions. Payden & Rygel employs a team approach to managing the portfolio.

EQUITY INCOME FUND

General Description and Goals--The Equity Income Fund seeks long-term capital growth with consistency derived from current income by investing primarily (at least 65%) in dividend-paying, common stocks of well-established companies.

Investment Strategy--The Equity Income Fund invests in the common stocks of companies that pay dividends at relatively high levels. These yields may be indicative of attractive valuations relative to a stock's history and to the overall U.S. stock market. The Fund may be diversified across companies of all sizes but generally focuses on large-capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

Investment Risks--While investment in the Fund involves risks, the Fund's emphasis on income should result in less volatility than is associated with other types of common stock funds over the long-term. As a result of the Fund's income focus, certain sectors and/or industries may be emphasized. As such, the Fund may exhibit greater sensitivity to certain economic factors (e.g., rising interest rates) than the general stock market.

Due to the Fund's emphasis on large-capitalization, dividend-paying companies, the Fund's volatility is expected to be equal to, or lower than that of the S&P 500 Index.

Investment Subadvisers--The Fund is managed by multiple subadvisers:

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), Dallas, Texas, follows a value-oriented investment approach that stresses active management through a process of individual stock selection on a fundamental basis. BHM&S employs a team approach to managing the portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Baltimore, Maryland, invests in securities that display above-market yield and below-market valuation. Brian
C. Rogers, CFA, CIC serves as portfolio manager. Mr. Rogers has over twenty years of investment experience and joined T. Rowe Price in 1981.

Wellington Management Company, LLP ("Wellington"), Boston, Massachusetts, invests in large-capitalization companies that are selling as attractive prices relative to their earnings potential and offer current income. Wellington employs a team approach to managing the portfolio.

GROWTH & INCOME FUND

General Description and Goals--The Growth & Income Fund seeks long-term capital growth by investing primarily (at least 65%) in common stocks that offer the potential for capital appreciation and, secondarily, current income.

Investment Strategy--The Growth & Income Fund focuses on large-capitalization companies whose stocks offer potential for price appreciation because of undervaluation, earnings growth, or both, with an emphasis on those that may provide current dividend income.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

Investment Risks--The Fund is subject to all the general risks of investing in the stock market and is expected to exhibit the risk characteristics of a common stock portfolio.

Investment Subadvisers--The Fund is managed by multiple subadvisers:

Capital Guardian Trust Company ("Capital Guardian"), Los Angeles, California, uses a core style to invest in stocks of companies of any size that they believe have potential for growth that is not recognized by the market. Capital Guardian employs a multiple portfolio manager system in managing the portfolio.

Putnam Investment Management, Inc. ("Putnam"), Boston, Massachusetts, seeks the potential returns of growth stocks, but with reduced volatility through the use of risk control techniques. Putnam employs a team approach to managing the portfolio.

Wellington Management Company, LLP ("Wellington"), Boston, Massachusetts, invests in large-capitalization companies that are selling as attractive prices relative to the market and offer a yield greater than that of the market. John R. Ryan, CFA, serves as portfolio manager. Mr. Ryan began his investment career in 1981, when he joined Wellington.

GROWTH FUND

General Description and Goals--The Growth Fund seeks long-term growth of capital by investing primarily (at least 65% of its assets) in common stocks with above-average potential for growth. Current income is incidental to this overall objective.

Investment Strategy--The Growth Fund invests in common stocks of companies with prospects for above-average growth, with emphasis on stocks of seasoned medium-and large-capitalization firms. The Fund also includes smaller-capitalization stocks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

Investment Risks--The Fund is subject to all of the general risks of investing in the stock market. Additionally, the Fund's growth stock investment strategy may expose it to a greater degree of price and earnings volatility over shorter time periods than the stock market as a whole. There may be periods of time over which other styles of investing outperform the growth style of the Fund.

Investment Subadvisers--The Fund is managed by multiple subadvisers:

Atlanta Capital Management ("Atlanta"), Atlanta, Georgia, pursues growth of capital from a diversified portfolio of high-quality companies. Growth potential is identified from both a top-down (economic and sector) approach as well as a bottom-up (company-specific) approach. Atlanta employs a team approach to managing the portfolio.

Barclays Global Fund Advisors ("Barclays"), San Francisco, California, uses an index approach to manage its portion of the Fund's assets. Barclays seeks to replicate the performance and portfolio characteristics of the S&P 500 Index.

Brown Capital Management, Inc. ("Brown"), Baltimore, Maryland, follows a growth-at-a-reasonable-price investment style that selects stocks of mid- to large-sized companies that it believes have the potential for earnings growth. Brown employs a team approach to managing the portfolio.

Fidelity Management Trust Company ("Fidelity"), Boston, Massachusetts, focuses on stocks of companies of all sizes whose earnings are expected to benefit from emerging trends. Neal Miller serves as portfolio manager. Mr. Miller began his investment career in 1983 and joined Fidelity as a portfolio manager in 1988.

TCW Investment Management Company ("TCW"), Los Angeles, California, follows a concentrated growth investment style that stresses the stocks of larger companies that TCW believes have superior business models and are judged to be beneficiaries of secular market changes. Glen Bickerstaff serves as portfolio manager. Mr. Bickerstaff began his investment career in 1981 and joined TCW in 1998.

Tukman Capital Management, Inc. ("Tukman"), Larkspur, California, follows a contrarian investment style that focuses on stocks that it believes exhibit strong fundamentals and are currently undervalued due to investor neglect or anxiety. Melvin Tukman and Daniel Grossman serve as portfolio managers. Mr. Tukman began his investment career in 1970 and founded the firm in 1980. Mr. Grossman began his investment career in 1977 and joined Tukman in 1982.

AGGRESSIVE OPPORTUNITIES FUND

General Description and Goals--The Aggressive Opportunities Fund seeks high long-term capital appreciation without emphasis on current income. The Fund invests primarily (at least 65%) in the common stocks of small- to medium-capitalization U.S.

Investment Strategy--The Aggressive Opportunities Fund invests in common stocks of compa-nies with unique prospects for capital appreciation. The Fund's investments may also include debt instruments, preferred stock, convertible securities and derivatives.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

Investment Risks--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the added volatility of returns for small- and medium-capitalization stocks as compared to the returns of larger-capitalization stocks. The Fund can be expected to have significantly greater volatility than the broad U.S. stock market (as measured by the S&P 500 Index) over any selected time period.

Investment Subadvisers--The Fund is managed by multiple subadvisers:

First Pacific Advisors, Inc. ("First Pacific Advisors"), Los Angeles, California, invests in small- to medium-capitalization stocks and seeks stocks that are out of favor with the market, often in undervalued industries. The number of holdings tends to be concentrated. Robert Rodriguez serves as portfolio manager. Mr. Rodriguez began his investment career in 1971, and joined First Pacific Advisors as a portfolio manager in 1983.

MFS Institutional Advisors, Inc. ("MFS"), Boston, Massachusetts, invests in small-capitalization stocks and seeks to invest in emerging growth companies that the subadviser believes have potential to become major enterprises. These companies are often in the early stages of their development. Brian Stack serves as portfolio manager. Mr. Stack began his investment career in 1983 and joined MFS as a portfolio manager in 1993.

TCW Investment Management Company ("TCW"), Los Angeles, California, invests in small- to medium-capitalization stocks of companies expected to exhibit high earnings growth, and employs techniques such as quantitative screening, research evaluation, and direct company contact. Douglas Foreman serves as portfolio manager. Mr. Foreman began his investment career in 1989 and assumed his present position with TCW in 1994.

INTERNATIONAL FUND

General Description and Goals--The International Fund seeks long-term growth of capital by investing primarily (at least 65%) in the common stocks of companies headquartered in developed countries outside of the United States. Current income is incidental to the overall objective.

Investment Strategy--The International Fund invests in common stocks of companies headquartered in developed countries, including those in Europe, Asia, and the Far East. The Fund may also invest, to a lesser extent, in less developed markets in Asia, Europe, Latin America, and Africa. In addition to common stocks, the Fund may invest in other securities, including futures contracts, convertible securities, currency futures, bonds and domestic stocks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

Investment Risks--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the additional risks of investing in foreign securities. These risks include loss due to political, legal, regulatory, and operational uncertainty, as well as currency conversion factors. These risks can be greater in emerging markets.

Investment Subadvisers--The fund is managed by multiple subadvisers:

Capital Guardian Trust Company ("Capital Guardian"), Los Angeles, California, uses a core style to invest in stocks of companies of any size that they believe have potential for growth that is not recognized by the market. Capital Guardian employs a multiple portfolio manager system in managing the portfolio.

Lazard Asset Management ("Lazard"), New York, New York, invests primarily in large-capitalization stocks and emphasizes a value approach that seeks to identify companies that it believes have improv-ing fundamentals. Lazard employs a team approach to managing the portfolio.

T. Rowe Price International ("T. Rowe Price"), London, United Kingdom and Baltimore, Maryland, invests primarily in medium-capitalization stocks with above-average earnings growth potential, selling at a reasonable price. T. Rowe Price employs a team approach to managing the portfolio.

THE INDEX FUNDS

The five Index Funds described below follow an indexed or "passively managed" approach to investing. This means that Barclays selects securities designed to approximate the investment characteristics and performance of a specified benchmark, such as the S&P 500 Index.(1)

Unlike an actively managed portfolio, an index fund does not rely on a portfolio manager's ability to predict the performance of individual securities. An index fund simply seeks to parallel the performance of its benchmark. Additionally, index funds tend to have lower operating expenses than actively managed funds.

In order to take advantage of the economies of scale offered by a larger pool of assets, each Index Fund is structured as a "feeder" fund. A "feeder" fund seeks to achieve its investment objective by investing its assets in a "Master Portfolio" managed by Barclays. Each Master Portfolio invests substantially all of its assets in securities in accordance with investment objectives, policies, and limitations that are substantially similar to those of the applicable Index Fund. In other words, each Index Fund "feeds" shareholder investments into its corresponding Master Portfolio.

The Broad Market Index Fund's Master Portfolio invests substantially all of its assets in two other Master Portfolios managed by Barclays. One of these Master Portfolios, in turn, invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index. The other Master Portfolio, in turn, invests substantially all of its assets in stocks comprising the S&P 500 Index (together, the "Underlying Portfolios"). The Master Portfolio's assets will be invested in the Underlying Portfolios in proportions adjusted periodically to approximate the weighted capitalization of the Wilshire 5000 Index.

Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Index Funds, with the exception of the 500 Stock Index Fund, employ "sampling" techniques to approximate benchmark characteristics such as capitalization and industry weight using fewer securities than contained in the benchmark. Therefore, the performance of the Funds versus their respective benchmarks may deviate more than that of Funds investing in all of the securities contained in a benchmark.

Performance of the Index Funds will differ from that of the underlying indexes for several reasons. First, fees are netted against Fund performance, while the indexes themselves bear no management fees, transaction costs, or other expenses. Second, due to sampling techniques used by all the Index Funds except the 500 Stock Index Fund, there will be tracking error, which may impact Fund performance positively or negatively. Third, the timing of cash flows into and out of the Funds will affect the ability to precisely track the underlying indexes.

The Master Portfolios maintain equity exposure for cash balances by purchasing appropriate futures contracts. Futures contracts are not used for leverage. The Master Portfolios seek to remain fully invested at all times, without significant cash balances.

Each Index Fund investing in a Master Portfolio reserves the right to change the Master Portfolio in

---------------
(1)McGraw-Hill, Inc. ("McGraw-Hill") and Wilshire Associates, Inc. ("Wilshire Associates") do not sponsor any portfolios of the Funds, nor are they affiliated in any way with the Funds. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill. "Wilshire 5000 Equity Index(R)" and "Wilshire 4500 Equity Index(R)" and related marks are trademarks of Wilshire Associates. None of the Funds are sponsored, endorsed, sold, or promoted by these indices or their sponsors and neither the indices nor their sponsors make any representation or warranty, express or implied, regarding the advisability of investing in Funds.

which it invests when the Board of Directors believes it is in the best interests of the Fund's shareholders.

The Index Funds offer two classes of shares, Class I and Class II. Information on your eligibility to invest in a particular class can be found under the heading "Shareholder Information: Purchases."

CORE BOND INDEX FUND

General Description and Goals--The Core Bond Index Fund seeks current income by investing in a portfolio that approximates the investment characteristics of the Lehman Brothers Government/Credit Index, an index of Treasury, agency, and investment-grade corporate and sovereign obligations.

Investment Strategy--The Core Bond Index Fund invests in a Master Portfolio that invests in a sampling of securities contained in the Lehman Brothers Government/Credit Bond Index.

Investment Risks--The Fund is subject to interest rate risk. Market prices of fixed income securities fluctuate as interest rates change. Generally, the value of a bond moves in a direction opposite to that of interest rates and the greater the maturity of the bond, the greater the resulting change in value. Additionally, the Fund is subject to credit risk (defined under "Risks of Investing in the Funds").

500 STOCK INDEX FUND

General Description and Goals--The 500 Stock Index Fund seeks long-term capital growth and current income by investing in a portfolio that replicates, as closely as possible, the investment characteristics of the S&P 500 Index.

Investment Strategy--The 500 Stock Index Fund invests in a Master Portfolio that seeks to replicate the holdings of the S&P 500 Index.

Investment Risks--The Fund is subject to the general risks of investing in the stock market, notably the risk of price volatility over the short term.

BROAD MARKET INDEX FUND

General Description and Goals--The Broad Market Index Fund seeks long-term capital growth and current income by investing in a portfolio that approximates the investment characteristics of the Wilshire 5000 Index, an index of all publicly traded U.S. stocks.

Investment Strategy--The Broad Market Index Fund invests in a Master Portfolio that seeks to approximate the investment characteristics of the Wilshire 5000 Index by investing in two other Master Portfolios--one that seeks to replicate the S&P 500 Index, and another that invests in a sampling of securities contained in the Wilshire 4500 Index--in weights that reflect the relative market capitalizations of those indexes.

Investment Risks--The Fund is subject to the general risks of investing in the stock market. Additionally, the Wilshire 5000 Index includes small-and mid-capitalization companies, whose stocks tend to have greater price volatility than those of larger companies.

MID/SMALL COMPANY INDEX FUND

General Description and Goals--The Mid/ Small Company Index Fund seeks long-term capital growth by investing in a portfolio that approximates the investment characteristics of the Wilshire 4500 Index, an index of small- and medium-capitalization companies.

Investment Strategy--The Mid/Small Company Index Fund invests in a Master Portfolio that invests in a sampling of securities contained in the Wilshire 4500 Index.

Investment Risks--The Fund is subject to the general risks of investing in the stock market. Additionally, the Wilshire 4500 Index is comprised entirely of small- and mid-capitalization companies, whose stocks tend to have greater price volatility than those of larger companies.

OVERSEAS EQUITY INDEX FUND

General Description and Goals--The Overseas Equity Index Fund seeks long-term capital growth and diversification across countries by investing in a portfolio that approximates the investment characteristics of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Free Index.

Investment Strategy--The Overseas Equity Index Fund invests in a Master Portfolio that invests in a sampling of securities contained in the MSCI EAFE Free Index.

Investment Risks--The Fund is subject to the general risks of investing in the stock market, as well as the special risks of international investing. These include: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and brokers; the risk of foreign currency values changing relative to the U.S. dollar; and the risk that political events or financial problems will weaken a particular country's economy.

THE MODEL PORTFOLIO FUNDS

The five Vantagepoint Model Portfolio Funds are designed to provide investors with a complete investment program--asset allocation, fund selection, and rebalancing--in a single fund. The Model Portfolio Funds invest in other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund is diversified among asset classes and each reflects a different degree of potential risk and return. All references to a Fund in this discussion are to the Vantagepoint mutual funds.

Investment Risks--The proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Model Portfolio Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying funds for a discussion of the risks posed by investment in those funds.

SAVINGS ORIENTED FUND

General Description and Goals--To offer preservation of principal, reasonable current income, and some growth in principal with minimal risk.

Investment Allocation, Strategy and Portfolio Management--The Savings Oriented Fund is designed to pursue conservation of principal, reasonable current income, and modest profits without undue risk. It attempts to achieve those objectives by emphasizing stable value and bond (fixed-income) investments (75 percent), with the remainder invested in Funds featuring holdings in larger company stocks (20 percent) and international equities (5 percent). The Savings Oriented Fund is comprised of investments in the following Funds:

INCOME PRESERVATION FUND                  65%
U.S. TREASURY SECURITIES FUND             10%
EQUITY INCOME FUND                        10%
GROWTH & INCOME FUND                      10%
INTERNATIONAL FUND                         5%

While the principal objective of the Fund is income and preservation of principal, exposure to U.S. Treasury and agency securities will cause net asset value to fluctuate somewhat in response to changes in interest rates. The exposure to stocks should provide slightly better protection against inflation than would a fund consisting only of stable value and fixed-income securities; however, as with all mutual funds, the net asset value of the Fund will fluctuate.

Suitability for Investors--The Savings Oriented Fund may be appropriate if you are seeking to preserve principal with some opportunity for inflation protection and growth. The Fund may be suitable if you have a low tolerance for price fluctuations and/or if you wish to invest for the short term.

CONSERVATIVE GROWTH FUND

General Description and Goals--To offer reasonable current income and conservation of principal, with a modest emphasis on the potential for capital growth in principal.

Investment Allocation, Strategy and Portfolio Management--The Conservative Growth Fund is comprised of investments in the following Funds:

INCOME PRESERVATION FUND                  50%
CORE BOND INDEX FUND                      10%
EQUITY INCOME FUND                        10%
GROWTH & INCOME FUND                      10%
GROWTH FUND                               10%
AGGRESSIVE OPPORTUNITIES FUND              5%
INTERNATIONAL FUND                         5%

This Fund has a moderately conservative asset allocation favoring current income enhanced with the potential for growth. It attempts to accomplish this by distributing assets between fixed-income investments (60 percent), the Income Preservation Fund component of which provides a consistent and predictable yield, and equities (40 percent), which provide the potential for greater growth

The assets are further diversified within the two main asset categories. On the fixed-income side, the stable value Income Preservation Fund and the Core Bond Index Fund complement each other by attempting to provide stable returns, consistent income, and broad access to the bond market. This combination offers the potential for a higher yield, but with more volatility, than an investment exclusively in the Income Preservation Fund.

The Aggressive Opportunities Fund, Growth Fund and the Growth & Income Fund add the potential for growth in the stock portion of the Fund. The Equity Income Fund brings potential for growth with consistency derived from dividend income. International equities add diversification to the Fund and provide the potential for additional growth.

Suitability for Investors--The Conservative Growth Fund may be a suitable investment if you seek a fairly predictable current income but also desire the opportunity for higher returns without high volatility. Although less than half the Fund is invested in stocks, you should be willing to accept short-term fluctuations in the value of your investment. This Fund could be appropriate if you intend to invest for the intermediate term.

TRADITIONAL GROWTH FUND

General Description and Goals--To offer moderate capital growth and reasonable current income.

Investment Allocation Strategy and Portfolio Management--The Traditional Growth Fund is comprised of investments in the following Funds:

INCOME PRESERVATION FUND                  30%
CORE BOND INDEX FUND                      10%
EQUITY INCOME FUND                        10%
GROWTH & INCOME FUND                      15%
GROWTH FUND                               15%
AGGRESSIVE OPPORTUNITIES FUND             10%
INTERNATIONAL FUND                        10%

The Traditional Growth Fund's asset allocation is based on the traditional definition of a balanced portfolio, with 60 percent allocated to stocks and 40 percent to fixed income. This asset mix is designed to provide the benefit of the higher returns expected from stocks while the income generated by fixed-income securities should dampen Fund volatility.

The equity allocation is broadly diversified among large-, medium-, and small-company stocks in both the U.S. and abroad. The 10% invested in the Equity Income Fund focuses on large, dividend-paying U.S. corporations. The remaining 40% U.S. stock position is allocated to more aggressive investments such as the Growth Fund, which emphasizes growing companies of all sizes, the Aggressive Opportunities Fund, which invests in smaller and mid-sized companies and the Growth & Income Fund, which seeks growth and current income. The International Fund adds a final level of diversification and opportunity for growth in principal.

The fixed-income portion of the Fund is anchored by a substantial position in the Income Preservation Fund, which typically provides a consistent and predictable yield with no fluctuations in price. The allocation to the Core Bond Index Fund may provide a higher yield and broad access to the bond market, but includes more volatility than an investment exclusively in the Income Preservation Fund.

Suitability for Investors--With more than half of the fund invested in stocks, including growth stocks, a moderate level of volatility should be expected. This Fund may be suitable if you wish to participate in the returns expected from stocks but also want to maintain the predictability obtained from a significant investment in the Income Preservation Fund. This Fund could be appropriate if you intend to invest for the intermediate or longer term.

LONG-TERM GROWTH FUND

General Description and Goals--To offer long-term growth.

Investment Allocation Strategy and Portfolio Management--The Long-Term Growth Fund is comprised of investments in the following Funds:

CORE BOND INDEX FUND                      20%
EQUITY INCOME FUND                        10%
GROWTH & INCOME FUND                      20%
GROWTH FUND                               20%
AGGRESSIVE OPPORTUNITIES FUND             15%
OVERSEAS EQUITY INCOME FUND                5%
INTERNATIONAL FUND                        10%

The Long-Term Growth Fund has an 80% allocation to underlying Funds that invest primarily in stocks. This allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments.

Within the allocation to Funds that invest in stocks, assets are divided among six underlying Funds: the Equity Income Fund, which focuses on large dividend-paying stocks; The Growth Fund, which emphasizes growth companies; the Growth & Income Fund, which seeks growth and current income; the Aggressive Opportunities Fund, which invests primarily in small-capitalization companies, and the International Fund and the Overseas Equity Index Fund, which further diversify the Fund's investment exposure.

The 20 percent fixed-income portion of the Fund is allocated to the Core Bond Index Fund, which adds yield and reduces the impact of short-term price volatility in the portion of the Fund allocated to stock funds. It also offers the Fund an opportunity to participate in changes in interest rates through investment in high-quality bonds.

Suitability for Investors--The sizable allocation to stocks and the emphasis on growth stocks mean this Fund should be considered an aggressive investment. It may be suitable if you intend to invest for the long term (10 years or more), are seeking to maximize principal growth, and are willing to accept short-term losses, which may be substantial, in the expectation that those losses may be recovered over longer investment periods.

ALL-EQUITY GROWTH FUND

General Description and Goals--To offer high long-term capital growth.

Investment Allocation, Strategy and Portfolio Management--The All-Equity Growth Fund is comprised of investments in the following Funds:

EQUITY INCOME FUND                        15%
GROWTH & INCOME FUND                      20%
GROWTH FUND                               25%
AGGRESSIVE OPPORTUNITIES FUND             20%
INTERNATIONAL FUND                        20%

The All-Equity Growth Fund has a 100 percent allocation to underlying Funds that invest primarily in stocks. This high allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments. This Portfolio Fund can be expected to have the same degree of volatility as the stock market.

The Funds' assets are allocated among Funds that invest in large-, medium-, and small-company stocks in both the U.S. and abroad. The Equity

Income Fund uses value-style managers who focus on larger, dividend-paying U.S. corporations. The Growth & Income Fund uses a combination of value-, core- and growth-style managers, who seek capital appreciation and dividend income from larger companies. The Growth Fund uses growth-and core-style managers who seek capital appreciation from investment in large-, medium- and small-sized growth companies. The Aggressive Opportunities Fund uses aggressive stock managers who seek high capital appreciation by investing primarily in smaller companies. The International Fund uses value-, core- and growth-style managers who seek capital appreciation from non-U.S. stocks.

Suitability for Investors--The 100 percent allocation to stocks and the inclusion of higher risk strategies means this Portfolio Fund should be considered a very aggressive investment. It may be suitable if you intend to invest for the long term (10 years or more), are seeking to maximize principal growth, and are willing to accept short-term losses, which may be substantial, in the expectation that those losses may be recovered over longer investment periods.

RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

The following is a description of one or more of the risks that you will face as an investor in the Funds. The underlying Funds of the Model Portfolio Funds are subject to a number of risks that may affect the value of their shares and therefore, impact the Model Portfolio Funds. Also with respect to the Model Portfolio Funds, the proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks of that underlying Fund. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

I. STOCK MARKET RISK

Market risk is the possibility that stock prices overall will decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Although the U.S. stock market has risen substantially in recent years, this trend is not indicative of the market's overall history.

To illustrate the volatility of the U.S. stock market, the following table shows the best, worst and average total returns for the U.S. stock market over various time periods as measured by the S&P 500 Index.

                    Average Annual U.S. Stock Market Returns
                                  (1926-1999)

                       1 year   5 years   10 years   20 years
                       ------   -------   --------   --------
BEST                   52.99%    28.55%    20.06%     17.87%
WORST                 -43.34%   -12.47%    -0.89%      3.11%

AVERAGE                13.28%    10.99%    11.13%     11.18%

Keep in mind that the S&P 500 Index tracks mainly large-capitalization stocks. Other groupings of stocks are likely to carry different degrees of volatility. For example, small-capitalization stocks, as a group, have historically exhibited greater short-term volatility than that of the S&P 500 Index. All of the Funds except the Money Market Fund, the Income Preservation Fund, the U.S. Treasury Securities Fund and the Core Bond Index Fund are subject to some level of stock market risk.

Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. However, foreign securities involve additional risk of loss due to political, economic, legal, regulatory, operational and currency conversion and pricing factors affecting investment in the securities of foreign businesses or governments. These risk factors may be even more prevalent in emerging markets. Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of foreign currency vs. the U.S. dollar reduces the dollar value of securities denominated in that currency. The International Fund and the Overseas Equity Index Fund are subject to these risks. The Aggressive Growth, Growth, Growth & Income and Equity Income Funds may invest a limited portion of their respective assets in foreign securities, and would be subject to these risks to the extent of such investment.

II. BOND MARKET RISK

Bonds also experience market risk, which is primarily attributable to changes in interest rates. The general rule is that if INTEREST RATES rise, bond prices will fall. The reverse is also true: if interest rates fall, bond prices will generally rise. These rules apply to government securities as well as to corporate securities.

A bond with a longer MATURITY (or a bond fund with a longer average maturity) will be more volatile than shorter term bonds. The U.S. Treasury Securities Fund and the Core Bond Index Fund are both subject to this risk. Because of their extreme short-term nature, money market instruments carry little market risk.

Bonds and bond funds are also exposed to CREDIT risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and principal. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have virtually no credit risk. Corporate bonds rated Baa or above, such as some of the bonds held by the Core Bond Index Fund, are generally considered to carry moderate credit risk. Corporate bonds rated lower than Ba are considered to have significant credit risk.

Of course, bonds with lower credit ratings generally pay a higher level of income to investors.

III. OBJECTIVE/STYLE RISK

All of the Funds are subject, in varying degrees, to objective risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund's subadvisers, or the investment adviser to the Master Portfolios with respect to the Index Funds, will trail the returns of the overall market.

In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a fund with a specific style you would be exposed to this risk.

IV. MANAGER RISK

Manager risk is the risk that one of the Funds' subadvisers will do a poor job of selecting securities and thus fail to meet the Fund's objectives. With respect to the Index Funds, there is a risk that Fund performance will deviate from that of the index. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objective.

INVESTMENT LIMITATIONS
----------------------------------------------------

Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Fund will not:

(a) with respect to 75% (100% for the Money Market Fund) of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

(b) invest more than 25% of its assets in any one industry (except for the Money Market Fund or to the extent that the applicable benchmark for an Index Fund does not meet this standard);

(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The investment adviser to the Vantagepoint Funds is VIA, whose offices are located at 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA provides its advisory services pursuant to an investment advisory agreement with the Vantagepoint Funds. VIA is a wholly-owned subsidiary of the ICMA Retirement Corporation (RC), which has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1983. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. RC's primary advisory client is the ICMA Retirement Trust, which was formed to commingle and invest the assets of the retirement plans administered by RC.

As investment adviser to the Funds, VIA continually monitors the performance of the subadvisers. VIA supervises and directs each Fund's investments. With respect to the Index Funds, VIA selects the Master Portfolios in which each Index Fund invests. Effective May 8, 2000 the Funds have received an exemptive order from the SEC that allows VIA to change subadvisers with the approval of the Fund's Board of Directors and upon notice to shareholders.

Compensation for the investment management of the Funds is asset based, i.e., it consists of an annual percentage fee calculated based on average assets under management. The following fees are paid out of Fund assets:

            Funds              Advisory Fee Paid
            -----              -----------------
AGGRESSIVE OPPORTUNITIES*+           0.85%
INTERNATIONAL*+                      0.63%
GROWTH*+                             0.41%
GROWTH AND INCOME*+                  0.51%
EQUITY INCOME*+                      0.35%
ASSET ALLOCATION*+                   0.39%
U.S. TREASURY SECURITIES*+           0.22%
INCOME PRESERVATION*                 0.10%
MONEY MARKET*+                       0.18%
OVERSEAS EQUITY INDEX*+              0.25%
MID/SMALL COMPANY INDEX*+            0.15%
BROAD MARKET INDEX*+                 0.13%
500 STOCK INDEX*+                    0.10%
CORE BOND INDEX*+                    0.13%
ALL EQUITY GROWTH                    0.10%
LONG-TERM GROWTH                     0.10%
TRADITIONAL GROWTH                   0.10%
CONSERVATIVE GROWTH                  0.10%
SAVINGS ORIENTED                     0.10%

* Consists of Advisory Fee plus the appropriate subadviser fee

+ The fees for these Funds represent aggregate fees paid to VIA and the subadvisers for the period from March 1, 1999 to December 31, 1999.

The fees charged by each subadviser to the Funds (with the exception of the All-Equity, Long-Term Growth, Traditional Growth, Conservative Growth and Savings Oriented Funds, which do not have subadviser fees) and the investment adviser of the Master Portfolios can be found in the Statement of Additional Information under the heading "Investment Advisory and Other Services".

The subadvisers are retained on behalf of the Funds by VIA, and day-to-day discretionary responsibility for security selection and portfolio management rests with the subadvisers. VIA supervises and directs each Fund's investments. With respect to the Index Funds, VIA selects the Master Portfolios in which each Index Fund invests. The responsibility for overseeing subadvisers rests with VIA's Investment Division, whose division head, Senior Vice President John Tobey, reports directly to Girard Miller, CFA, President of VIA.

Mr. Miller has over 16 years of experience in investment management, 6 years as Chief Executive Officer and President of RC. He holds a Political Economy degree from the University of Washington, a Masters in Economics from Wayne State University in Detroit, Michigan, and a Masters of Public Administration from Syracuse University, and is a Chartered Financial Analyst.

Mr. Tobey began his investment career in 1969. He assumed his current position with RC in January of 1998. From 1995 to 1998 Mr. Tobey served as President and Chief Executive Officer of Investment Directions, Inc., and from 1986 to 1994 he served as President of the Liberty Asset Management Company. He holds a BS degree in Finance from San Diego State University and an MBA degree from the Stanford Graduate School of Business.

The investment program and its performance are subject to overall supervision and periodic review by the Funds' Board of Directors.

The Directors and Officers of the Vantagepoint Funds, together with information as to present positions and their principal business occupations during the last five years, are shown below. Directors who are deemed to be "interested persons", as defined in the Investment Company Act of 1940, are indicated by an asterisk. The mailing address for the Directors and Officers of the Funds is 777 North Capitol St., NE, Ste. 600, Washington, D.C. 20002-4240.

                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                           Principal Occupations
  Name, Address      Position               During Past 5 years
  -------------     ----------   -----------------------------------------
George Bissell      Director     Chairman of Board
Boston, MA                       Keystone Group Funds
Donna Gilding       Director     Chief Investment Officer
New York, NY                     City of New York Pensions
Robert A. Bowman    Director     Chief Executive Officer, Outpost.com;
Westport, CT                     President, Chief Operating Officer and
                                 Director (1995-1998)
                                 Chief Financial Officer (1992-1995)
                                 ITT Corporation
                                 Formerly: State Treasurer State of
                                 Michigan
N. Anthony Calhoun  Director     Deputy Executive Director and
Chevy Chase, MD                  Chief Financial Officer
                                 Pension Benefit Guaranty Assoc.
Arthur Lynch        Director     Director of Finance
Glendale, AZ                     City of Glendale, Arizona
Eddie Moore         Director     President, Virginia State University
Petersburg, VA                   Director -- Universal Corporation
Robin L. Wiessmann  Director*    Principal
Yardley, PA                      Dain Rauscher
Girard Miller       President    President and Chief Executive Officer
Washington, DC                   ICMA Retirement Corporation
Paul Breault        Treasurer    Chief Financial Officer (1998 to present)
Washington, DC                   ICMA Retirement Corporation
                                 Formerly: Senior Vice President and
                                 Retail Group Chief Financial Officer
                                 Fidelity Investments
Paul Gallagher      Secretary    General Counsel (1998-present)
Washington, DC                   ICMA Retirement Corporation;
                                 Formerly: Principal and Assistant General
                                 Counsel,
                                 The Vanguard Group

* Ms. Wiessmann is considered an interested person because she is a member of the Board of Directors of the ICMA Retirement Corporation. Officers of the Funds are considered interested persons as defined in the Investment Company Act of 1940.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

(For purposes of the following discussion, unless noted otherwise, "business day" means the period(s) of time on any given day during which the New York Stock Exchange is open for business. Unless noted otherwise, "close of business" means 4:00 p.m. Eastern time on each business day or the final close of business on any business day during which trading on the New York Stock Exchange is suspended.)

SHARE ACCOUNTING FOR ALL FUNDS
----------------------------------------------------

The shares represent a dollar-weighted proportional ownership interest in each of the Funds in which you are invested. The Funds do not issue share certificates.

The price of a share is known as its net asset value ("NAV"). The daily NAV of a share is determined at the close of each business day by adding the value of all of a Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment position equals the number of shares you own multiplied by the current day's NAV.

Since share values (except for the Money Market Fund) and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment. Each Fund's share value can be found daily in the mutual fund listing of most major newspapers under the heading "Vantagepoint Funds".

VALUATION OF THE FUNDS
----------------------------------------------------

Investment securities held by the Funds are valued daily. Stocks are valued at the price in effect at the close of business of the exchange on which they are traded. Bonds are valued using pricing matrices obtained through Merrill Lynch and other commercial pricing services.

Securities for which market quotations are not readily available are valued according to methods established by the Board of Directors that are believed to reflect fair value. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

The underlying Master Portfolio for each Index Fund is valued daily by the Master Portfolio itself, and each Index Fund's investment in the underlying Master Portfolio is part of the calculation of each Index Fund's NAV. Once the market value of each Index Fund is determined, it is then divided by the number of shares outstanding to arrive at that day's NAV for the Fund.

For the Money Market Fund, net asset value is calculated by valuing portfolio securities by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, rather than by reference to their value based on current market factors. This valuation method generally ignores fluctuations in the market price of the Fund's debt securities and assumes a steady increase (decrease) in value until maturity.

REINVESTMENT OF EARNINGS
----------------------------------------------------

All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares.

PRICING AND TIMING OF TRANSACTIONS
----------------------------------------------------

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Fund or its transfer agent receives the transaction request. For example, under normal circumstances, a transaction request received at 9:30 a.m. on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. -- at that day's closing price. If the Funds receive a transaction request in the morning, you do not insulate yourself from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received by 12 noon to receive that day's NAV.

REPORTING TO INVESTORS
----------------------------------------------------

With respect to any investment transaction reports you may receive from Vantagepoint Funds, review these reports carefully, and call the toll-free customer service line at 1-800-669-7400 or contact the Funds on-line at customerservices@icmarc.org. immediately if you see any discrepancies. In order to correct a discrepancy, the Funds must be notified within 120 days of the close of the calendar quarter in which the discrepancy occurs.

PURCHASES, EXCHANGES, AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES
----------------------------------------------------

The Funds are open for investment exclusively by (i) the ICMA Retirement Trust;
(ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Sections 401 and 457, respectively, of the Internal Revenue Code of 1986, as amended); (iii) Individual Retirement Accounts ("IRAs") of employees of state and local governments and the IRAs of other persons having a familial or otherwise close relationship to those public sector employees; or
(iv) (with the exception of the Income Preservation and Model Portfolio Funds), persons participating in the Vantagecare retirement health program. The details of such eligibility criteria are set forth in the account application.

The Income Preservation Fund is available for purchase only by IRA shareholders, as described above, and by the Model Portfolio Funds.

Class I shares of the Index Funds are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through the ICMA Retirement Trust containing assets of less than $30 million. Class II shares are open to (i) qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $75 million with an average participant balance of at least $35 thousand; and (ii) public sector employee benefit plans that invest indirectly in the Funds through the ICMA Retirement Trust and have qualifying assets in excess of $30 million so invested. Other plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.

There are no minimum investment amounts, front-end sales charges, deferred sales charges, back-end sales or redemption charges associated with investment in the Vantagepoint Funds (other than the transaction fee previously described for the Income Preservation Fund).

The Vantagepoint Funds reserve the right in their sole discretion to (i) suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or Funds.

PURCHASES BY EMPLOYEE
BENEFIT PLANS
----------------------------------------------------

Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan's trustee or other authorized official.

Investors may submit purchase orders to the Funds as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House, although it is preferred that the Funds receive assets by wire.

Investment detail must be submitted on paper forms, diskette, magnetic tape, or electronically.

Purchase orders received in good order prior to next calculation of the NAV (or 12 noon with respect to fax instructions) are posted to investor accounts at the closing NAV of that day, or if the day the contributions are received is not a business day, at the closing NAV of the next business day. Purchase orders received in good order after close of business are posted at the closing NAV of the next business day.

With respect to purchases made through the ICMA Retirement Trust, or by certain employee benefit plans and other types of omnibus accounts, other arrangements may be negotiated as to the timing and delivery of purchase instructions.

Posting of contributions to investor accounts is contingent upon submission of purchase orders in good order to the Vantagepoint Funds. This means that the requests must be accompanied by sufficient detail to enable the Vantagepoint Funds to allocate assets properly. If a purchase request is not received in good order, the deposit is held in a non-interest bearing account until all necessary information is received. If the purchase request is still not in good order after three business days, the assets are returned to the investor. Purchases received for unidentified accounts for which no account form has been received will be returned to the investor.

EXCHANGES AND ALLOCATIONS
AMONG FUNDS
----------------------------------------------------

Investors may submit exchange requests daily in writing or by telephone exclusively through the VantageLine phone system at 1-800-669-7400. Remember that an exchange is a two-part transaction-a redemption of shares in one Fund and a purchase of shares in another Fund.

Exchange requests received in good order prior to close of business on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), or 12 noon for fax instructions, on a business day are posted to investor accounts at that day's closing NAV. Exchange requests received in good order after close of business will be posted at the closing NAV of the next business day.

The allocation of new purchase amounts among the Funds may be changed by investors without charge or limitation.

Written confirmations are normally sent to Investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

EXCHANGES BY TELEPHONE
----------------------------------------------------

Investors may make daily exchanges through VantageLine, the Funds' automated service line by calling 1-800-669-7400. Instructions received through VantageLine must be accompanied by a Personal Identification Number. In addition, verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be tape recorded to permit verification. Written confirmations are normally sent to investors on the business day following the day the transactions occur. Investors should verify the accuracy of information in confirmations immediately upon receipt. See "VantageLine" below for more information.

MORE INFORMATION ABOUT EXCHANGES AND TRANSFERS
----------------------------------------------------

The following transfer policy applies to the International Fund and Overseas Equity Index Fund:

Investors who transfer assets out of these funds must wait at least 91 days before transferring assets back into the fund from which they were transferred. This policy affects transfers only. It does not affect regular contributions or disbursements.

This policy is designed to protect long-term investors in these funds. When money is transferred into or out of the funds, the portfolio managers must buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading generates higher-than-usual costs that are shared by all investors, regardless of frequency of trading.

The Fund has adopted this policy to control frequent trading and to protect the interests of long-term investors who make infrequent transfers. The Fund reserves the right to amend this policy at any time.

VANTAGELINE
----------------------------------------------------

The Funds maintain VantageLine, an automated service line for the benefit of investors who have access to touch-tone telephones. You may use VantageLine to make exchanges among Funds and change your investment allocation. The phone number is 1-800-669-7400.

VantageLine is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Neither the Funds, the Funds' investment adviser nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should the VantageLine service or the "800" number become unavailable, transactions may be made by VantageLink, as described below, or by express mail at the shareholders' expense (see back cover for the Fund's address).

VANTAGELINK
----------------------------------------------------

The Funds maintain VantageLink, a home page on the Internet. The address is http://www.icmarc.org. Information available from the Internet includes account balances (which requires a special password), investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via VantageLink. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a Personal Identification Number. Written confirmations will normally be sent on the business day after the transaction occurs. You should verify the accuracy of information in confirmations immediately upon receipt.

VantageLink is normally available 24 hours a day, seven days a week. However, service availability is not guaranteed. Like other Internet-based services, VantageLink may be subject to external transmission problems that are beyond the control of the Funds' management. Accordingly, neither the Funds, the Funds' investment adviser, nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may incur as a result of service being unavailable or delayed.

PURCHASES BY IRA INVESTORS
----------------------------------------------------

PAYROLL DEDUCTION IRAS

Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

NON-PAYROLL DEDUCTION IRAS

First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check. Please call 1-800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

REDEMPTIONS

Shares may be redeemed at any time, subject to certain restrictions imposed by the Internal Revenue Code on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans, please call 1-800-669-7400 regarding these restrictions. With the exception of redemptions that are made to effect exchanges among the Vantagepoint Funds, redemption requests must be in writing.

REDEEMING SHARES IN WRITING

Write a letter of instruction with:

* Name of retirement plan, if applicable

* If a non-payroll IRA, your name and address

* The Fund's name

* Your Fund account number

* The dollar amount or number of shares to be redeemed

* How assets are to be distributed (by mail or by wire)

* If funds are to be distributed by wire, wire instructions.

A signature guarantee may be required, at the Funds' discretion, for certain redemptions.

DISTRIBUTION ARRANGEMENTS
----------------------------------------------------

ICMA-RC Services, LLC (RC Services) serves as distributor to the Funds. RC Services receives no compensation for its services as distributor.

TAXATION
--------------------------------------------------------------------------------

The Vantagepoint Funds intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute capital gains annually. The Money Market, Core Bond Index, Income Preservation and U.S. Treasury Securities Funds will distribute dividends monthly, and all of the remaining Funds will distribute dividends annually.

Normally, distributions to shareholders are taxable as income or capital gains when such income and gains are distributed to them. However, shareholders who invest in the Funds through section 401 plans, section 457 plans, IRAs, or the Vantagecare retirement health program will have earnings reinvested. If that is the case, the income is not taxable in the year in which it is earned.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand a Fund's performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report along with the financial statements and related notes, appears in the 1999 Annual Report which is available upon request.

 FOR THE PERIOD FROM MARCH 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
                                     1999.
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               AGGRESSIVE                                  GROWTH &    EQUITY      ASSET      U.S. TREASURY
                              OPPORTUNITIES   INTERNATIONAL     GROWTH      INCOME     INCOME    ALLOCATION    SECURITIES
                              -------------   -------------   ----------   --------   --------   ----------   -------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $  10.00        $  10.00      $    10.00   $  10.00   $  10.00   $    10.00      $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)..................       (0.04)           0.08           0.00*       0.01       0.18         0.24         0.44
  Net realized and
    unrealized gain (loss)
    on investments and
    futures and foreign
    currency transactions...        6.34            4.15            3.95       2.31      (0.68)        0.62        (0.50)
                                --------        --------      ----------   --------   --------   ----------      -------
TOTAL FROM INVESTMENT
  OPERATIONS................        6.30            4.23            3.95       2.32      (0.50)        0.86        (0.06)
                                --------        --------      ----------   --------   --------   ----------      -------
LESS DISTRIBUTIONS:
  From net investment
    income..................       (0.00)          (0.15)          (0.00)*    (0.01)     (0.18)       (0.24)       (0.44)
  From net realized gains...       (0.48)          (0.32)          (0.74)     (0.46)     (2.16)       (0.13)       (0.00)
                                --------        --------      ----------   --------   --------   ----------      -------
TOTAL DISTRIBUTIONS.........       (0.48)          (0.47)          (0.74)     (0.47)     (2.34)       (0.37)       (0.44)
                                --------        --------      ----------   --------   --------   ----------      -------
NET ASSET VALUE, END OF
  PERIOD....................    $  15.82        $  13.76      $    13.21   $  11.85   $   7.16   $    10.49      $  9.50
                                ========        ========      ==========   ========   ========   ==========      =======
Total return++..............       63.39%          42.62%          40.03%     23.50%     (4.60)%       8.61%       (0.66)%
Ratios/Supplemental data:
  Net assets, end of period
    (000)...................    $631,505        $316,937      $3,361,695   $235,062   $486,690   $1,100,101      $76,468
  Number of shares
    outstanding, end of
    period (000)............      39,924          23,039         254,497     19,833     67,988      104,874        8,052
Ratios to average net
  assets:
  Ratio of expenses to
    average net assets+.....        1.28%           1.12%           0.80%      0.94%      0.75%        0.80%        0.66%
  Ratio of net investment
    income (loss) to average
    net assets+.............       (0.48)%          0.86%          (0.01)%     0.17%      2.08%        2.68%        5.26%
Portfolio turnover++........          50%             29%            129%        51%        77%           6%         176%
(1) Ratio of expenses to
  average net assets prior
  to expense reductions and
  reimbursed expenses+......        1.28%           1.14%           0.81%      0.96%      0.76%         N/A          N/A
(2) Ratio of net investment
  income (loss) to average
  net assets prior to
  expense reductions and
  reimbursed expenses+......       (0.48)%          0.84%          (0.02)%     0.15%      2.07%         N/A          N/A

                               MONEY
                              MARKET
                              -------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................  $  1.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)..................     0.04
  Net realized and
    unrealized gain (loss)
    on investments and
    futures and foreign
    currency transactions...     0.00
                              -------
TOTAL FROM INVESTMENT
  OPERATIONS................     0.04
                              -------
LESS DISTRIBUTIONS:
  From net investment
    income..................    (0.04)
  From net realized gains...    (0.00)
                              -------
TOTAL DISTRIBUTIONS.........    (0.04)
                              -------
NET ASSET VALUE, END OF
  PERIOD....................  $  1.00
                              =======
Total return++..............     4.00%
Ratios/Supplemental data:
  Net assets, end of period
    (000)...................  $76,773
  Number of shares
    outstanding, end of
    period (000)............   76,773
Ratios to average net
  assets:
  Ratio of expenses to
    average net assets+.....     0.55%
  Ratio of net investment
    income (loss) to average
    net assets+.............     4.70%
Portfolio turnover++........      N/A
(1) Ratio of expenses to
  average net assets prior
  to expense reductions and
  reimbursed expenses+......     0.60%
(2) Ratio of net investment
  income (loss) to average
  net assets prior to
  expense reductions and
  reimbursed expenses+......     4.65%

------------------

 * --Rounds to less than .01
 + --Annualized
++ --Not annualized

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       OVERSEAS EQUITY INDEX                   MID/SMALL COMPANY INDEX
                               --------------------------------------   ---------------------------------------
                                FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD
                                 FROM MARCH 1,       FROM APRIL 5,        FROM MARCH 1,        FROM APRIL 5,
                                  1999 (COM-           1999 (COM-           1999 (COM-           1999 (COM-
                                 MENCEMENT OF         MENCEMENT OF         MENCEMENT OF         MENCEMENT OF
                                OPERATIONS) TO       OPERATIONS) TO       OPERATIONS) TO       OPERATIONS) TO
                               DECEMBER 31, 1999   DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999
                               -----------------   ------------------   ------------------   ------------------
                                    CLASS I             CLASS II             CLASS I              CLASS II
                               -----------------   ------------------   ------------------   ------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................       $ 10.00              $10.00              $ 10.00               $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)...................          0.11                0.15                 0.06                 0.07
  Net realized and unrealized
    gain (loss) on
    investments and futures
    and foreign currency
    transactions.............          2.88                2.30                 4.02                 3.48
                                    -------              ------              -------               ------
TOTAL FROM INVESTMENT
  OPERATIONS.................          2.99                2.45                 4.08                 3.55
                                    -------              ------              -------               ------
LESS DISTRIBUTIONS:
  From net investment
    income...................         (0.17)              (0.19)               (0.06)               (0.08)
  From net realized gains....         (0.07)              (0.07)               (0.10)               (0.10)
                                    -------              ------              -------               ------
TOTAL DISTRIBUTIONS..........         (0.24)              (0.26)               (0.16)               (0.18)
                                    -------              ------              -------               ------
NET ASSET VALUE, END OF
  PERIOD.....................       $ 12.75              $12.19              $ 13.92               $13.37
                                    =======              ======              =======               ======
Total return++...............         30.03%              24.59%               40.90%               35.64%
Ratios/Supplemental data:
  Net assets, end of period
    (000)....................       $48,416              $8,623              $21,548               $9,296
  Number of shares
    outstanding, end of
    period (000).............         3,798                 708                1,548                  695
Ratios to average net assets:
  Ratio of expenses to
    average net assets+......          0.95%               0.75%                0.60%                0.40%
  Ratio of net investment
    income (loss) to average
    net assets+..............          1.17%               1.53%                0.75%                0.97%
Portfolio turnover++.........           N/A                 N/A                  N/A                  N/A
(1) Ratio of expenses to
  average net assets prior to
  expense reductions and
  reimbursed expenses+.......           N/A                 N/A                  N/A                  N/A
(2) Ratio of net investment
  income (loss) to average
  net assets prior to expense
  reductions and reimbursed
  expenses+..................           N/A                 N/A                  N/A                  N/A

                                        BROAD MARKET INDEX
                               -------------------------------------
                                FOR THE PERIOD      FOR THE PERIOD
                                 FROM MARCH 1,       FROM APRIL 5,
                                  1999 (COM-          1999 (COM-
                                 MENCEMENT OF        MENCEMENT OF
                                OPERATIONS) TO      OPERATIONS) TO
                               DECEMBER 31, 1999   DECEMBER 31, 1999
                               -----------------   -----------------
                                    CLASS I            CLASS II
                               -----------------   -----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................      $  10.00            $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)...................          0.10                0.09
  Net realized and unrealized
    gain (loss) on
    investments and futures
    and foreign currency
    transactions.............          2.30                1.80
                                   --------            --------
TOTAL FROM INVESTMENT
  OPERATIONS.................          2.40                1.89
                                   --------            --------
LESS DISTRIBUTIONS:
  From net investment
    income...................         (0.09)              (0.11)
  From net realized gains....         (0.10)              (0.10)
                                   --------            --------
TOTAL DISTRIBUTIONS..........         (0.19)              (0.21)
                                   --------            --------
NET ASSET VALUE, END OF
  PERIOD.....................      $  12.21            $  11.68
                                   ========            ========
Total return++...............         24.07%              19.01%
Ratios/Supplemental data:
  Net assets, end of period
    (000)....................      $519,581            $163,050
  Number of shares
    outstanding, end of
    period (000).............        42,539              13,963
Ratios to average net assets:
  Ratio of expenses to
    average net assets+......          0.46%               0.26%
  Ratio of net investment
    income (loss) to average
    net assets+..............          0.99%               1.18%
Portfolio turnover++.........           N/A                 N/A
(1) Ratio of expenses to
  average net assets prior to
  expense reductions and
  reimbursed expenses+.......           N/A                 N/A
(2) Ratio of net investment
  income (loss) to average
  net assets prior to expense
  reductions and reimbursed
  expenses+..................           N/A                 N/A

------------------
 + --Annualized
++ --Not annualized

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               500 STOCK INDEX                         CORE BOND INDEX
                                                    -------------------------------------   -------------------------------------
                                                     FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                                      FROM MARCH 1,       FROM APRIL 5,       FROM MARCH 1,       FROM APRIL 5,
                                                       1999 (COM-          1999 (COM-          1999 (COM-          1999 (COM-
                                                      MENCEMENT OF        MENCEMENT OF        MENCEMENT OF        MENCEMENT OF
                                                     OPERATIONS) TO      OPERATIONS) TO      OPERATIONS) TO      OPERATIONS) TO
                                                    DECEMBER 31, 1999   DECEMBER 31, 1999   DECEMBER 31, 1999   DECEMBER 31, 1999
                                                    -----------------   -----------------   -----------------   -----------------
                                                         CLASS I            CLASS II             CLASS I            CLASS II
                                                    -----------------   -----------------   -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............      $  10.00            $  10.00            $  10.00             $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)....................          0.09                0.08                0.49                0.45
  Net realized and unrealized gain (loss) on
    investments and futures and foreign currency
    transactions..................................          1.86                1.36               (0.59)              (0.57)
                                                        --------            --------            --------             -------
TOTAL FROM INVESTMENT OPERATIONS..................          1.95                1.44               (0.10)              (0.12)
                                                        --------            --------            --------             -------
LESS DISTRIBUTIONS:
  From net investment income......................         (0.07)              (0.09)              (0.49)              (0.45)
  From net realized gains.........................         (0.03)              (0.03)              (0.00)              (0.00)
                                                        --------            --------            --------             -------
TOTAL DISTRIBUTIONS...............................         (0.10)              (0.12)              (0.49)              (0.45)
                                                        --------            --------            --------             -------
NET ASSET VALUE, END OF PERIOD....................      $  11.85            $  11.32            $   9.41             $  9.43
                                                        ========            ========            ========             =======
Total return......................................         19.52%              14.44%              (1.05)%             (1.19)%
Ratios/Supplemental data:
  Net assets, end of period (000).................      $135,372            $119,236            $261,607             $48,288
  Number of shares outstanding, end of period
    (000).........................................        11,428              10,532              27,796               5,118
Ratios to average net assets:
  Ratio of expenses to average net assets+........          0.44%               0.24%               0.47%               0.27%
  Ratio of net investment income (loss) to average
    net assets+...................................          1.04%               1.23%               5.99%               6.26%
Portfolio turnover++..............................           N/A                 N/A                 N/A                 N/A
(1) Ratio of expenses to average net assets prior
  to expense reductions and reimbursed
  expenses+.......................................           N/A                 N/A                 N/A                 N/A
(2) Ratio of net investment income (loss) to
  average net assets prior to expense reductions
  and reimbursed expenses+........................           N/A                 N/A                 N/A                 N/A

------------------
 + --Annualized
++ --Not annualized

The Statement of Additional
Information ("SAI") includes
additional information about the
Vantagepoint Funds. The SAI has been
filed with the Securities and Exchange
Commission ("SEC") and is incorporated
by reference into this prospectus.
This means that the SAI, for legal
purposes, is part of this prospectus.

Additional information about the
Funds' investments is available in the
annual and semi-annual reports to
shareholders. In the Funds' annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Funds' performance during its last
year.

You can obtain a free copy of the SAI
and the most recent annual or
semi-annual report by calling
1-800-669-7400. You may also call
1-800-669-7400 to request other
information or to make shareholder
inquiries.

Information about the Fund (including
the SAI) can be reviewed and copied at
the Securities and Exchange
Commission's Public Reference Room in
Washington, D.C., or from the EDGAR
Database on the SEC's website
(http://www.sec.gov). Information on
the operation of the Public Reference
Room may be obtained by calling the
Commission at 1-202-942-8090. Copies
of this information may be obtained
upon payment of a duplicating fee, by
writing to: Securities and Exchange
Commission, Public Reference Section,
Washington, D.C. 20549-0102. You may
also obtain this information, upon
payment of a duplicating fee, by
e-mailing the SEC at the following
address: publicinfo@sec.gov.

Reports and other information about
the Funds are also available on the
Commission's Internet site at
http://www.sec.gov.

Investment Company Act file numbers:
811-08941; 333-60789

            [RECYCLE LOGO]
THIS PROSPECTUS IS PRINTED ENTIRELY ON
           RECYCLED PAPER.

                             THE VANTAGEPOINT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000
                           AS REVISED DECEMBER 1, 2000

The Vantagepoint Funds is a no-load, diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company, offering nineteen distinct investment portfolios (the "Funds"), each Fund having different investment objectives. This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' current prospectus, dated May 1, 2000, as revised December 1, 2000. A copy of the prospectus may be obtained by writing to the Funds or calling 1-800-669-7400.

The Funds' most recent financial statements for Funds that were in operation during 1999 are included in the Audited Annual Report which is herein incorporated by reference to this SAI. A copy of this Annual Report must accompany this SAI.

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
          Investment Objectives & Policies...........................................        2
          Management of The Vantagepoint Funds.......................................        7
          Control Persons and Principal Holders of Securities........................        8
          Investment Advisory and Other Services.....................................        8
          Portfolio Transactions of the Funds........................................       13
          Capital Stock and Other Securities.........................................       13
          Purchase, Redemption, and Pricing of Shares................................       14
          Taxation of the Fund.......................................................       15
          Calculation of Performance Data............................................       16
          Legal Counsel, Independent Auditors, & Custodian...........................       17
          Financial Statements.......................................................       18


DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                               GENERAL INFORMATION

The Vantagepoint Funds is a no-load, diversified open-end management investment company organized as a Delaware business trust on July 28, 1998. The Vantagepoint Funds are managed by Vantagepoint Investment Advisers, LLC ("VIA"), which in turn hires and manages subadvisers who are responsible for the day-to-day management and security selections for the Funds. VIA supervises and directs each Fund's investments. With respect to the Index Funds, VIA selects the Master Portfolios in which each Index Fund invests. With respect to the Model Portfolio Funds, VIA hires and manages subadvisers who are responsible for the day-to-day management and security selections of the underlying Funds. The Vantagepoint Funds are as follows:


                                      Actively Managed Funds:    Aggressive Opportunities Fund
                                                                 International Fund
                                                                 Growth Fund
                                                                 Growth & Income Fund
                                                                 Equity Income Fund
                                                                 Income Preservation Fund
                                                                 Asset Allocation Fund
                                                                 U.S. Treasury Securities Fund
                                                                 Money Market Fund
                                      Index Funds:               Overseas Equity Index Fund
                                                                 Mid/Small Company Index Fund
                                                                 Broad Market Index Fund
                                                                 500 Stock Index Fund
                                                                 Core Bond Index Fund
                                      Model Portfolio Funds:     All Equity Growth Fund

                                                                 Long-Term Growth Fund

                                                                 Traditional Growth Fund
                                                                 Conservative Growth Fund
                                                                 Saving Oriented Fund



The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies that is set forth in the prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Board of Directors of the Vantagepoint Funds to govern the management and administration of each Fund by VIA. Those designated as fundamental in this SAI and in the prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the prospectus may be reviewed and revised at the discretion of the Board of Directors. Each Fund's investment administration is under the supervision of VIA, which is responsible for appointing and monitoring of subadvisers to handle the day-to-day investment of assets assigned to them.

With the exception of the Money Market Fund the assets of each actively-managed Fund are managed by one or more subadvisers. Subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA.

The Money Market Fund is invested in the Short Term Investments Co. Liquid Assets Portfolio, a registered money market mutual fund. The mutual fund's investment adviser is AIM Advisors, Inc.

The Model Portfolio Funds respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The Model Portfolio Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio Funds currently allocate their assets among the various portfolios offered by The Vantagepoint Funds. Each current underlying fund's investment objective and principal investment strategies are described in The Vantagepoint Funds' current Prospectus. Currently, the Model Portfolios expect to be fully invested in shares of underlying funds.

As explained in the prospectus, and in greater detail on page 6, each Index Fund is structured as a "feeder" fund investing in a "Master Portfolio" which has substantially similar investment objectives and strategies as the applicable Index Fund. The investment adviser for each "Master Portfolio" in which the corresponding Index Fund invests is Barclays Global Fund Advisors ("Barclays").

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is either registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 or is a Bank, Insurance Company or Trust Company exempt as such from registration. Further information on each Fund's subadviser(s) may be found in the prospectus and this SAI in the description of each Fund and under the heading "Investment Advisory and Other Services".

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to its account in a manner consistent with the Fund's investment policies and guidelines and within such further investment limitations and conditions as may be established by VIA.

A formal review and appraisal of each Fund's investment objectives and performance will be conducted periodically by the Board of Directors, and any material changes in the Fund's fundamental investment objectives will be put to a vote of its shareholders. The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities.

The 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), nor are the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold, or promoted or by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Wilshire 4500 Index(R) or the Wilshire 5000 Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Wilshire 4500 Index and Wilshire 5000 Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Wilshire 4500 Index or the Wilshire 5000 Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Wilshire 4500 Index, the Wilshire 5000 Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

Standard & Poor's 500 Stock Index ("S&P 500 Index") -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

Standard & Poor's/BARRA Value Index -- a subset of the S & P 500 Index that includes stocks with lower price-to-book ratios.

Wilshire 5000 Equity Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; the broadest measure of the U.S. equity market.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for those included in the Standard & Poor's 500 Index; represents mid- and small-capitalization companies.

Morgan Stanley Capital International EAFE Index ("EAFE" Index) -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE Free Index - ("EAFE Free Index") A subset of the EAFE Index, that excludes securities that are not available for purchase by foreign investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Government/Credit Bond Index -- consists of U.S. Treasury, agency, and corporate securities rated BBB or better.

Merrill Lynch 5-7 Year Treasury Index -- consists of all Treasury obligations with maturities between 5 and 7 years.

ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the prospectus, the Vantagepoint Funds (which includes the underlying Vantagepoint Funds for the Model Portfolio Funds) are authorized to invest in the types of securities and financial instruments listed below. Not all Funds will invest in all such securities and/or financial instruments as indicated below.

Currently, the Model Portfolios expect to be fully invested in shares of underlying funds.

A. CASH/CASH EQUIVALENTS: Fixed income obligations with maturity less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. All funds may also participate in repurchase agreements and reverse repurchase agreements.

B. FINANCIAL FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. Such instruments are considered as the same type of security in which a Fund invests primarily for the purpose of any limitations set forth here or in the prospectus.

OTHER INVESTMENTS:

The Funds (which includes the underlying Vantagepoint Funds for the Model Portfolio Funds) may invest in certain other instruments as follows:

        i. Rights and Warrants. All Funds except the Money Market Fund and the U.S. Treasury Securities Fund.

        ii. Convertible Securities. All Funds except the Money Market Fund and the U.S. Treasury Securities Fund.

        iii. Forward contracts. The International Fund and the Overseas Equity Index Fund.

The Income Preservation Fund may invest to a limited extent in high yield securities and non-dollar denominated debt securities. The Fund's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

-  Fund turnover.

- Realized gains and losses.

These guidelines are not fundamental policies and may be changed by the Funds' Board of Directors without a vote of shareholders.

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies supplement the Funds' investment limitations set forth in the prospectus. It is the policy of each Fund (which includes the underlying Vantagepoint Funds for the Model Portfolio Funds) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without the approval of a dollar-weighted majority of the outstanding shares (the term "majority" is used as defined in the Investment Company Act of 1940) of that Fund. A Fund may not:

(1) Issue senior securities, (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation, or order of the S.E.C.;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (this restriction is not fundamental);

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act of 1940 or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets;

(5) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the prospectus (this restriction is not fundamental);

(6) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(7) Purchase or sell puts or calls, or combinations thereof except as provided in the prospectus;

(8) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(9) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940 or by any rule, regulation, opinion or interpretation of the Commission. Notwithstanding this restriction, the Index Funds and the Money Market Fund may enter into arrangements as described in the prospectus and in this SAI. A Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(10) Invest in companies for the purpose of exercising control or management;
and

(11) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and Income Preservation Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The above-mentioned Fund policies and investment limitations are considered at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

THE INDEX FUNDS

Each Index Fund is managed by Barclays using quantitative, structured and passive management techniques. Each such Fund is structured as a "feeder" fund which invests in a Master Portfolio of the Master Investment Portfolio. The "Master Portfolio" invests in securities in accordance with investment objectives, policies, and limitations that are substantially similar to those of the applicable Index Fund (see page 6 for a description of the Master Portfolio's policies).

The Broad Market Index Fund's Master Portfolio invests substantially all of its assets in two other Master Portfolios of Barclays. One of these Master Portfolios, in turn, invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index. The other Master Portfolio, in turn, invests substantially all of its assets in stocks comprising the S&P 500 Index (together, the "Underlying Portfolios"). The Master Portfolio's assets will be invested in the Underlying Portfolios in proportions adjusted periodically to maintain the capitalization range of the Wilshire 5000 Index. The Overseas Equity Index Fund's Master Portfolio is the International Index Master Portfolio which seeks to match the total return performance of an international portfolio of common stocks represented by the EAFE Free Index.

The assets of the Vantagepoint Index Funds are invested in these Master Portfolios in proportions that are designed to meet their respective objectives. The Vantagepoint 500 Stock Index Fund invests exclusively in the S&P 500 Index Portfolio. The Vantagepoint Mid/Small Company Index Fund invests exclusively in the Extended Index Portfolio. The Vantagepoint Overseas Equity Index Fund invests exclusively in the International Index Master Portfolio. The Vantagepoint Broad Market Index Fund invests the U.S. Equity Index Fund which, in turn, invests in both Underlying Portfolios in proportions that are designed to approximate the performance of the Wilshire 5000 Index. Finally, the Vantagepoint Core Bond Index Fund invests in a separate Master Portfolio that is designed to track its benchmark index.

The Index Funds employ "passive" management techniques, meaning that each Fund tries to match, as closely as possible, the performance of its benchmark index. Because it would be very expensive to buy and sell all of the stocks (or bonds, as the case may be) in the target index, the Overseas Equity, the Mid / Small Company, the Broad Market, and the Core Bond Index Funds use a "sampling" technique. Using computer programs, each of these Funds selects securities that will recreate its benchmark index in terms of factors such as industry, size, and other characteristics. Therefore, the performance of the Funds versus their respective benchmarks can be expected to deviate more than that of funds investing in all of the securities contained in a benchmark.

FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIO

The Master Portfolio is subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

The Master Portfolio may not:

1. invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation. This limitation does not apply to foreign currency transactions including, without limitation, foreign currency contracts.

2. hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

3. invest in commodities, except that the Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

4. purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

5. borrow money, except to the extent permitted under the 1940 Act, provided that the Master Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets. For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

6. make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Master Portfolio's Board of Trustees.

7. act as an underwriter of securities of other issuers, except to the extent that the Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of the Master Portfolio, there shall be no limitation with respect to investments in (i) obligations of the U.S. government, its agencies or instrumentalities; or (ii) any industry in which the EAFE Free Index becomes concentrated to the same degree during the same period, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

9. issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the Master Portfolio's fundamental policies (3) and (5) may be deemed to give rise to a senior security.

10. purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Non-Fundamental Investment Restrictions. The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

        (1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

        (2) The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) The Master Portfolio may lend securities from its portfolio to brokers, dealers, and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

NON-FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIO ("FUND")

The following are the Master Portfolio ("Fund") non-fundamental operating policies which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.      Make any loans other than loans of portfolio securities, except through
        (1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.

Non-Fundamental Policy No. 5 does not apply because the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Portfolio of MIP.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                      MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is governed by a 7-member Board of Directors, one of whom is an "interested" director as that term is defined in the Investment Company Act of 1940. The Directors stand in the position of fiduciaries to the shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of shareholders. The Directors are responsible for the overall supervision of the operations of the Vantagepoint Funds and evaluation of the performance of its investment adviser.

Vantagepoint Investment Advisers, LLC ("VIA") serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of VIA's net expenses which are allocated among the Funds under procedures approved by the Funds' Board of Directors. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The Officers of the Vantagepoint Funds are also officers of VIA. The Officers of the Funds manage its day-to-day operations and are responsible to the Funds' Board of Directors.

The names of the Directors and Officers of the Funds and their principal occupations over the last 5 years may be found in the prospectus under the heading "Management of the Vantagepoint Funds".

The Vantagepoint Funds have adopted an Insider Trading Policy that is designed to comply with the requirements of Rule 17j-1 of the Investment Company Act of 1940. This policy permits fund personnel to engage in personal securities transactions subject to certain conditions and limitations. Fund personnel who have access to fund trading information as part of their jobs must obtain prior approval from the Fund's Compliance Officer. The policy is on public file with the Securities and Exchange Commission.

COMPENSATION

Directors and Officers of the Funds do not receive salaries, retirement benefits, deferred compensation or any other form of compensation from the Vantagepoint Funds. Directors are reimbursed for expenses incurred in the exercise of their duties.

As of the date of this SAI, Directors and Officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The principal shareholder in the Vantagepoint Funds is the ICMA Retirement Trust (the "RT"), a District of Columbia common law trust. The RT was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The RT owns a majority of the outstanding shares of each Fund and is therefore considered a "control" person for purposes of the Investment Company Act of 1940.

In exercising its rights as a shareholder in the Funds, the RT will seek instructions from its investors, the plan sponsors of the public sector retirement plans invested in the RT (the "employers"), in advance of exercising the RT's voting rights. The RT will vote its shares of the Fund in the same proportion as the instructions that it receives from the employers.

                     INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly-owned subsidiary of, and is controlled by the ICMA Retirement Corporation ("RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is the RT. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1983.

RC is governed by a 10-member Board of Directors approved by the Executive Committee of the International City/County Management Association, the organization that founded RC. RC is a non-stock corporation.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the Securities and Exchange Commission.

VIA provides investment advisory services to each of the Vantagepoint Funds, including the Model Portfolios pursuant to a Master Advisory Agreement (the "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs the Funds' investments. Additionally, VIA selects the Master Portfolios in which the Index Funds invest, and hires and manages subadvisers who are responsible for the day-to-day management and security selections of the underlying Funds of the Model Portfolio Funds. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreement, the Vantagepoint Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                                                        ADVISORY FEE
                                                                        ------------
                                            All Funds except
                                            the Index Funds                 0.10%
                                            (including the Model
                                            Portfolio Funds)

                                            Index Funds                     0.05%

VIA received the following investment advisory fees for the fiscal period ended December 31, 1999:

--------------------------------------------------------------------------------
                                               Advisory Fees Paid
--------------------------------------------------------------------------------
Aggressive Opportunities                       $    301,479
--------------------------------------------------------------------------------
International                                       174,734
--------------------------------------------------------------------------------
Growth                                            1,985,662
--------------------------------------------------------------------------------
Growth & Income                                     133,407
--------------------------------------------------------------------------------
Equity Income                                       410,089
--------------------------------------------------------------------------------
Asset Allocation                                    816,758
--------------------------------------------------------------------------------
U.S. Treasury Securities                             62,708
--------------------------------------------------------------------------------
Money Market*                                        49,099
--------------------------------------------------------------------------------
Overseas Equity Index                                17,067
--------------------------------------------------------------------------------
Mid/Small Company Index                               7,240
--------------------------------------------------------------------------------
Broad Market Index                                  221,418
--------------------------------------------------------------------------------
500 Stock Index                                      72,566
--------------------------------------------------------------------------------
Core Bond Index                                     107,980
--------------------------------------------------------------------------------


* VIA waived $24,715 of its fees for the period.

VIA or its broker-dealer affiliate, ICMA-RC Services LLC, provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC. ("VTA"), also provides certain administrative shareholder support services for the Vantagepoint Funds related to the retirement plans investing in the Funds. VIA or VTA, as the case may be, also provides Fund administration services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders.

Income Preservation, All Equity Growth, Long-Term Growth, Traditional Growth, Conservative Growth and Savings Oriented Funds were not in existence as registered Funds for the fiscal period ended December 31, 1999 and therefore paid no investment advisory or administrative services fees for this period.

VIA or VTA receives asset-based compensation for these administrative services on an annual basis as follows:

                                                               FEE FOR             FEE FOR
                                                          INVESTOR SERVICES     FUND SERVICES
                                                       ----------------------  ----------------
                                   All Funds except              0.20%                0.15%
                                   the Index Funds
                                   (including
                                   underlying Funds
                                   of the Model
                                   Portfolio Funds)

                                   Index Funds
                                   Class I                       0.15%                0.15%
                                   -------
                                   Class II                      0.05%                0.05%
                                   --------


VIA or VTA received the following fees for administrative services for the fiscal period ended December 31, 1999:

----------------------------------------------------------------------------
                                                  Amount Received
----------------------------------------------------------------------------
Aggressive Opportunities                          $1,051,232
----------------------------------------------------------------------------
International                                        613,774
----------------------------------------------------------------------------
Growth                                             7,155,685
----------------------------------------------------------------------------
Growth & Income                                      465,427
----------------------------------------------------------------------------
Equity Income                                      1,428,709
----------------------------------------------------------------------------
Asset Allocation                                   2,845,926
----------------------------------------------------------------------------
U.S. Treasury Securities                             218,386
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Money Market                                         171,166
----------------------------------------------------------------------------
Overseas Equity Index                                 90,539
----------------------------------------------------------------------------
Mid/Small Company Index                               35,744
----------------------------------------------------------------------------
Broad Market Index                                 1,153,990
----------------------------------------------------------------------------
500 Stock Index                                      316,074
----------------------------------------------------------------------------
Core Bond Index                                      585,974
----------------------------------------------------------------------------


The advisory fee, the fee for investor services, and the fee for Fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The Board of Directors of the Fund has adopted Insider Trading Policies pursuant to Rule 17j-1 under the Investment Company Act of 1940. This policy applies to the personal investing activities of its access persons as defined by Rule 17j-1. The policy is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the policy, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. A copy of this policy is on file with the Securities & Exchange Commission and is available to the public.

The day-to-day management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division, headed by Senior Vice President John Tobey, reporting directly to Girard Miller, CFA , President of VIA. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadvisers and the fees paid for the fiscal period ended December 31, 1999 are set forth below. The Income Preservation Fund was not in operation for the fiscal period ended December 31, 1999 and therefore paid no fees to subadviser during this period. The All-Equity, Long-Term Growth, Traditional Growth, Conservative Growth and Savings Oriented Funds do not have subadviser fees.

                          AGGRESSIVE OPPORTUNITIES FUND


                                                                                                      AMOUNT PAID FOR
                                                                           ASSETS                     PERIOD ENDED
                                       SUBADVISER                          MANAGED              FEE   DEC. 31, 1999
                          -----------------------------------     ------------------------   -------  -------------
                          First Pacific Advisers, Inc.            First $100 million         0.80%    $639,257
                                                                  Over $100 million          0.75%

                          MFS Institutional Advisors, Inc.        Flat fee                   0.75%    $634,124

                          TCW Investment Management Company       First $100 Million         0.73%    $626,419
                                                                  Next  $100 Million         0.69%
                                                                  Over  $200 Million         0.67%

                          INTERNATIONAL FUND

                          Subadviser
                          ----------
                          Capital Guardian Trust Company          First $25 Million          0.75%*   $254,792
                                                                  Next  $25 Million          0.60%
                                                                  Next  $200 Million         0.43%
                                                                  Next  $250 Million         0.38%
                                                                  *Minimum Fee of $337,500
                                                                  Payable to Capital
                                                                  Guardian

                          Lazard Asset Management                 First $100 million         0.50%    $231,876
                                                                  Over  $100 million         0.40%

                          Rowe Price-Fleming, International,
                          Inc.                                    First $20 Million          0.75%    $130,239
                                                                  Next  $30 Million          0.60%
                                                                  Over  $50 Million          0.50%
                                                                  After $200 Million         0.50%*
                                                                  *On all assets managed
                                                                  by Rowe Price-Fleming

                          GROWTH FUND

                          Subadviser
                          ----------
                          TCW Investment Management Company       First $25 million          0.70%         --
                                                                  Next  $25 million          0.50%
                                                                  Next  $50 million          0.45%
                                                                  Next  $400 million         0.40%

                                                                  Over  $500 million         0.35%

                          William Blair & Company, LLC            First $150 million         0.50%    $890,609
                                                                  Next  $150 million         0.45%
                                                                  Over  $300 million         0.40%

                          Tukman Capital Management, Inc.         Flat fee                   0.50%         --

                          Barclays Global Fund Advisors           First $500 million         0.04%    $24,810
                                                                  Next  $500 million         0.02%
                                                                  Over  $1 billion           0.01%

                          Fidelity Management Trust Company       First $25 million          0.80%    $1,255,100
                                                                  Over $25 million           0.60%

                          Brown Capital Management, Inc.          First $50 million          0.45%         --
                                                                  Next  $50 million          0.40%
                                                                  Next  $100 million         0.30%
                                                                  Next  $300 million         0.25%
                                                                  Over  $500 million         0.20%
                                                                  ** From 1/1/2000 to
                                                                  12/31/2000 the annual
                                                                  fee will be .45 of 1%.
                                                                  Beginning on 1/1/2001
                                                                  the annual fee will be
                                                                  .80 of 1% on the first
                                                                  $25 million and .60% of
                                                                  1% on assets over $25
                                                                  million.



                           GROWTH & INCOME FUND


                                                                                                      AMOUNT PAID FOR
                                                                           ASSETS                     PERIOD ENDED
                                          SUBADVISER                       MANAGED              FEE   DEC. 31, 1999
                           ---------------------------------------   -----------------       -------- -------------
                           Capital Guardian Trust Company            First $25 million        0.55%*  $188,689
                                                                     Next  $25 million        0.40%
                                                                     Over  $50 million        0.23%
                                                                     * Minimum fee of
                                                                     $167,500 payable to
                                                                     Capital Guardian

                           Putnam Investments Management, Inc.       First $15 million        0.55%   $213,438
                                                                     Next  $35 million        0.40%
                                                                     Next  $50 million        0.30%
                                                                     Over  $100 million       0.25%

                           Wellington Management Company, LLP        First $50 million         0.40%       N/A
                                                                     Next $50 million          0.30%
                                                                     Over $100 million         0.25%

                            EQUITY INCOME FUND

                            Subadviser
                            ----------
                            Wellington Management Company, LLP       First $50 million        0.40%   $90,361
                                                                     Next  $100 million       0.30%
                                                                     Over  $200 million       0.25%

                            Barrow, Hanley, Mewhinney & Strauss,
                            Inc.                                     First $10 million        0.75%   $84,858
                                                                     Next  $15 million        0.50%
                                                                     Next  $175 million       0.25%
                                                                     Next  $600 million       0.20%
                                                                     Next  $200 million       0.15%
                                                                     Over  $1 billion         0.13%

                            T. Rowe Price Associates, Inc.           First $500 million       0.40%   $119,840
                                                                     Over  $500 million      0.375%

                            ASSET ALLOCATION FUND

                            Subadviser
                            ----------
                            Avatar Investors Associates Corp.        First $250 million       0.25%   $831,145
                                                                     Next  $250 million       0.20%
                                                                     Over  $500 million       0.18%

                            Mellon Capital Management                First $200 million       0.38%   $978,777
                                                                     Over  $200 million       0.20%

                            Wilshire Asset Management                First $100 million       0.04%   $83,037
                                                                     Next  $400 million       0.02%
                                                                     Over  $500 million       0.01%

                            Payden & Rygel Investment Counsel        First $200 million       0.10%   $233,511
                                                                     Next  $100 million       0.09%
                                                                     Over  $300 million       0.08%

                            INCOME PRESERVATION FUND

                            Subadviser
                            ----------
                            Wellington                               First $100 million      0.25%
                                                                     Over $100 million       0.15%

                            Payden & Rygel                           First $200 million      0.10%
                                                                     Next $100 million       0.08%
                                                                     Over $300 million       0.08%

                            PIMCO                                    All Assets              0.25%

                            U.S. TREASURY SECURITIES FUND

                            Subadviser
                            ----------
                            Seix Investment Advisors, Inc.           First $25 million        0.17%   $75,600
                                                                     Next  $50 million        0.12%
                                                                     Next  $25 million        0.07%
                            MONEY MARKET FUND

                            AIM Advisors, Inc.                                                0.08%   N/A - amount
                                                                                                      deducted from the
                                                                                                      daily dividend
                                                                                                      factor

                           INDEX FUNDS (BARCLAYS)

                                                                              ADVISORY AND
                                                                             ADMINISTRATIVE
                                                                                   FEES
                                                                             ---------------
                           Broad Market Index Fund                               0.08%**              $357,301

                           500 Stock Index Fund                                   0.05%               $71,073

                           Core Bond Index Fund                                   0.08%               $172,231

                           Mid/Small Company Index                                0.10%               $14,403

                           Overseas Equity Index                     Investment advisory fees of      $21,557
                                                                     0.15% of the first $1 billion
                                                                     of assets 0.10% of assets
                                                                     in excess of $1 billion;
                                                                     and administrative fees of
                                                                     .10% on the first $1 billion
                                                                     of assets and .07% on assets in
                                                                     excess of $1 billion.

**Barclays is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the U.S. Equity Master Portfolio, 0.08% of the average daily net assets of the Extended Index Portfolio and 0.05% of the average daily net assets of the S&P 500 Index Portfolio as compensation for its advisory services. The Master Portfolio bears its pro rata share of the advisory fees of the Underlying Portfolios. Based on these fee levels and the expected allocation of assets between the two Underlying Portfolios, the advisory fees payable to Barclays by the Master Portfolio on a combined basis will be approximately 0.07% of the average daily net assets of the Master Portfolio. From time to time, Barclays may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

Cadence Capital Management, Neuberger & Berman LLC and Fidelity Management Trust Company also served as subadvisors to the Growth Fund until September 30, 1999 and received $1,019,044, $290,681 and $471,539 in subadvisory fees, respectively.*

Crawford Investments and Newell Associates served as subadvisers to the Equity Income Fund until July 28, 1999 and received $220,502 and $287,436 respectively in subadvisory fees, respectively.

* Fidelity Management Trust Company remains as subadviser to the Growth Fund, however, that portion of the Fidelity account that had been managed by Kennedy
P. Richardson has been terminated.

Information on the advisory services provided by each subadviser and services provided by Barclays for each Fund can be found in the prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks".

                     PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth and Income Fund, and the Equity Income Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and used to reduce the operating expenses of those Funds. The following amount represents the amount of these transactions and commissions paid for the fiscal period ended December 31, 1999:

--------------------------------------------------------------------------------------------------------------------------------
                                               Total Brokerage Commissions                  Directed Brokerage Commissions
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Opportunities                             $  385,476                             $    1,210
--------------------------------------------------------------------------------------------------------------------------------
International                                           240,532                                 19,238
--------------------------------------------------------------------------------------------------------------------------------
Growth                                                5,540,732                                711,081
--------------------------------------------------------------------------------------------------------------------------------
Growth & Income                                         179,678                                 42,743
--------------------------------------------------------------------------------------------------------------------------------
Equity Income                                         1,093,636                                369,904
--------------------------------------------------------------------------------------------------------------------------------
Asset Allocation                                        104,539                                    --
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities                                    --                                     --
--------------------------------------------------------------------------------------------------------------------------------
Money Market                                                N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Overseas Equity Index                                       N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Mid/Small Company Index                                     N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Broad Market Index                                          N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
500 Stock Index                                             N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Core Bond Index                                             N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
          Total                                      $7,544,593                             $1,144,176
--------------------------------------------------------------------------------------------------------------------------------


                      CAPITAL STOCK AND OTHER SECURITIES

The Income Preservation Fund was not in operation for the fiscal period ended December 31, 1999 and therefore did not pay commissions for this period.

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Model Portfolio Funds - which do not have sub-advisors)). The agreements direct the subadvisers to use best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds.

In placing Fund transactions, each subadviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission cost and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

With respect to the Index Funds, Barclays assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses.

One or more of the subadvisers may aggregate sale and purchase orders from the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities. Lending fees received in the Vantagepoint Funds account are used to reduce overall custodial expenses in the Funds from which the loaned securities originated.

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, the Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. Class I shares are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through the ICMA Retirement Trust containing assets of less than $30 million. Class II shares are open (i) to qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $75 million with an average participant balance of at least $35 thousand and (ii) public sector employee benefit plans that invest indirectly in the Funds through the ICMA Retirement Trust and have qualifying assets in excess of $30 million so invested. Other plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

Reference is made to the prospectus under the heading "Purchases, Exchanges and Redemptions".

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Reference is made to the prospectus under the heading "Purchases, Exchanges and Redemptions". The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed or trading on the exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

Certain redemption requests must include a signature guarantee

A signature guarantee is designed to protect you against fraud and may be required by The Vantagepoint Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*     The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

*     The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*     Proceeds are to be wired to a bank account that was not pre-designated;

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax advisor. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

                             TAXATION OF THE FUND

The Vantagepoint Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which would cause the income and capital gains of the Trust to "pass through" to the shareholders for federal income and capital gains tax purposes. Failure to qualify for Subchapter M status could result in federal income and capital gains taxes being assessed at the Fund level, which would reduce Fund returns correspondingly.

                       CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:
                                                             n
                                                       P(1+T) = ERV

      Where:      P =            a hypothetical initial payment of $1,000;

                  T =            average annual total return;
                  n =            number of years (1, 5 or 10); and

                  ERV= ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the period from March 1, 1999 through December 31, 1999 were:

                           -------------------------------------------------------------
                             Aggressive Opportunities                      63.39%
                           -------------------------------------------------------------
                             International                                 42.62%
                           -------------------------------------------------------------
                             Growth                                        40.03%
                           -------------------------------------------------------------
                             Growth & Income                               23.50%
                           -------------------------------------------------------------
                             Equity Income                                 -4.60%
                           -------------------------------------------------------------
                             Asset Allocation                               8.61%
                           -------------------------------------------------------------
                             U.S. Treasury Securities                      -0.66%
                           -------------------------------------------------------------
                             Money Market                                   4.00%
                           -------------------------------------------------------------
                             Overseas Equity Index Class I                 30.03%
                           -------------------------------------------------------------
                             Mid/Small Company Index Class I               40.90%
                           -------------------------------------------------------------
                             Broad Market Index Class I                    24.07%
                           -------------------------------------------------------------
                             500 Stock Index Class I                       19.52%
                           -------------------------------------------------------------
                             Core Bond Index Class I                       -1.05%
                           -------------------------------------------------------------


The total returns Class II shares of the Index Funds for the period from April 5, 1999 to December 31, 1999 were:

                           -------------------------------------------------------------
                             Overseas Equity Index Class II                24.59%
                           -------------------------------------------------------------
                             Mid/Small Company Index Class II              35.64%
                           -------------------------------------------------------------
                             Broad Market Index Class II                   19.01%
                           -------------------------------------------------------------
                             500 Stock Index Class II                      14.44%
                           -------------------------------------------------------------
                             Core Bond Index Class II                      -1.19%
                           -------------------------------------------------------------


The All Equity Growth, Long-Term Growth, Traditional Growth, Conservative Growth and Savings Oriented Funds ere not in operation during 1999.

In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                                               a-b     6
                                     YIELD = 2(--- + 1) - 1
                                                cd


         Where:      a =            dividends and interest earned during the
                                    period;

                     b =            expenses accrued for the period (net of
                                    reimbursements);

                                                     c = the average daily
                                    number of shares outstanding during the
                                    period that were entitled to receive
                                    dividends; and

                     d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The 30-day yield as of December 31, 1999 for the following Funds was

         Core Bond Class I          6.77%
         Core Bond Class II         6.98%
         U.S. Treasury              5.99%

The Income Preservation Fund was not in operation during 1999.

The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 1999 for the Money Market Fund was 5.01% and 5.13%, respectively.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages may not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

               LEGAL COUNSEL INDEPENDENT AUDITORS & CUSTODIAN.

    Morgan, Lewis & Bockius, Washington, D.C. serves as legal counsel to The Vantagepoint Funds. PricewaterhouseCoopers LLP, Baltimore, MD, serves as independent auditors. Investors Bank & Trust, Boston, MA serves as custodian.




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


FINANCIAL STATEMENTS

    The Funds' financial statements for the fiscal year ended December 31, 1999 for the Funds that were in operation during 1999, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this SAI.

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